                                                                   Exhibit 3.9.3
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                             Anibal Corvetto Romero

                               Notario - Abogado

                           Plaza 27 de Noviembre 250
                            (Av. Central) San Isidro
                            Tel. 422-9564 - 442-9369
                                 Fax. 421-8778

                                   Testimonio

De la Escritura de      MODIFICACION TOTAL DE ESTATUTO SOCIAL,
                        DESIGNACION DE MIEMBROS DE DIRECTORIO,
                        NOMBRAMIENTO DE GERENTE GEMERAL,
                        NOMBRAMIENTO DE APODERADOS ESPECIALES Y
                        OTORGAMIENTO DE PODERES ESPECIALES.

Otorgada por            LA EMPRESA MINERA COBRIZA S.A.

A favor de              ___________________________________________________

                        Lima. 31 de AGOSTO de 1998

Fs 40,020                                                    No. __________

                                   Ka 30,879

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KARDEX: 30879                                                       FJAS: 40,020

                  MODIFICACION TOTAL DE ESTATUTO SOCIAL. DESIGNACION DE MIEMBROS DE DIRECTORIO. NOMBRAMIENTO DE GERENTE GENERAL. NOMBRAMIENTO DE APODETADOS ESPECIALES Y OTORGAMIENTO DE PODERES ESPECIALES

                  QUE OTOGA
                  LA EMPRESA MINERAL COBRIZA S.A.

EN LA CIUDAD DE LIMA A LOS TREINTIUN DIAS DEL MES DE AGOSTO DE MIL NOVECIENTOS NOVENTIOCHO, ANTE MI, ANIBAL CORVETTO REMERO. ABOGADO NOTARIO PUBLICO DE ESTA CAPITAL.-

COMPARECE:

ANGEL ALVAREZ ANGULO, DE NACIONALIDAD PERUANA, DEBIDAMENTE IDENTIFICADO CON LIBRETA ELECTORAL NUMERO 07276927, QUIEN MANIFESTO SER DE ESTADO CIVIL:
CASADO, DE PROFESION: INGENIERO GEOLOGO, CON LIBRETA MILITAR NUMERO: 30011943.-

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE LA EMPRESA

MINERA COBRIZA S.A., CON REGISTRO UNICO DE CONTRIBUYENTE NUMBERO 33339909, DEBIDAMENTE FACULTADO SEGUN COMPROBANTE QUE SE INSERTA.-

LA COMPARECIENTE, ES MAYOR DE EDAD, HABIL PARA CONTRATAR E INTELIGENTE EN EL IDIOMA CASTELANO Y A QUIEN DE IDENTIFICADO DE LO QUE DOY FE, CON CAPACIDAD, LIBERTAD Y CONOCIMIENTO PARA OBLIGARSE, DE LO QUE TAMBIEN DOY FE: Y ME ENTREGA UNA MINUTA DEBIDAMENTE FIRMADA AUTORIZADA, PARA QUE SU CONTEMIDO SER ELEVADO A ESCRITURA PUBLICA, LA MISMA QUE QUEDA ARCHIVADA EN SU LEGAJO MINUTARIO RESPECTIVO Y CON EL NUMERO DE ORDEN CORRESPONDIENTE DE LO QUE TAMBIEN DOY FE Y CUYO TENOR LITERAL ES EL SIGUIENTE:

MINUTA: SENOR NOTARIO DOCTOR ANIBAL CORBETTO ROMERO:

SIRVASE USTED EXTENDER EN SU REGISTRO DE ESCRITURAS PUBLICAS UNA DE MODIFICACION TOTAL DE ESTATUTO SOCIAL, DESIGNACION DE MIEMBROS DE DIRECTORIO, NOMBRAMIENTO DE GERENTE GENERAL, NOMBRAMIENTO DE APODERADOS ESPECIALES Y OTORGAMIENTO DE PODERES ESPECIALES QUE OTORGA LA EMPRESA MINERA COBRIZA S.A., CON DOMICILIO EN AVENIDA LA POESIA 155, SAN BORJA, DEBIDAMENTE REPRESENTADA POR EL SENOR ANGEL ALVAREZ ANGULO, IDENTIFICADO CON LIBRETA ELECTORAL NUMERO 07276927, AUTORIZADO POR ACUERDO DE JUNTA GENERAL DE ACCIONISTAS DE FECHA TREINTIUNO DE AGOSTO DE MIL NOVECIENTOS NOVENTIOCHO, QUE SE SERVIRA USTED INSERTAR; EN LOS TERMINOS Y CONDICIONES SI-

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CUIENTES:

PRIMERO: ANTECEDENTES

1.1 EMPRESA MINERA COBRIZA S.A., EN ADELANTE COBRIZA S.A., SE CONSTITOYO POR ESCRITURA PUBLICA DE FECHA 2 DE AGOSTO DE 1996, OTORGADA ANTE EL SENOR NOTARIO DR. PERCY GONZALES VIGIL B., CON UN CAPITAL SOCIAL INICIAL DE S/.10,000 (DIEZ MIL Y 00/100 NUEVOS SOLES), HABIENDOSE REGISTRADO LA CONSTITUCION SOCIAL Y EL ESTATUTO EN EL ASIENTO 01 DE LA PICHA NO 131512 DEL LIBRO DE SOCIEDADES MERCANTIDES DEL REGISTRO DE PERSONAS JURIDICAS DE LIMA Y EN EL ASIENTO 1 DE LA PICHA 040356 DEL LIBRO DE SOCIEDADES CONTRACTUALES Y OTRAS PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE MINERIA.

1.2 POR ESCRITURA PUBLICA DE FECHA 3 DE AGOSTO DE 1998, OTORGADA ANTE EL SENOR NOTARIO HARIO CESAR ROMERO VALDIVIESO, SE AUMENTO EL CAPITAL SOCIAL DE COBRIZA S.A. A LA SUMA DE S/. 80,869,816 (OCHENTA MILLONES OCHOCIENTOS SESENTA Y NUEVE MIL OCHOCIENTOS DIECISEIS Y 00/100 NUEVOS SOLES), EL MISMO QUE QUEDO INSCRITO EN EL ASIENTO NO 3 DE LA PICHA 40356 DEL REGISTRO DE PERSONAS MATURALES Y JURIDICAS DEL REGISTRO PUBLICO DE MINERIA.

1.3 CON FECHA 31 DE AGOSTO DE 1998, SE SUSCRIBIO EL CONTRATO DE TRANSFERENCIA DE ACCIONES DE COBRIZA S.A. ENTRE CENTROMIN PERU S.A. Y DOE RUN MINING SRL. BAJO EL REGIMEN DEL DECRETO LEGISLATIVO NO 674.

SEGUNDO

MEDIANTE JUNTA GENERAL DE ACCIONISTAS DE FECHA 31 DE AGOSTO DE 1998 SE ACORDO QUE UNA VEZ REALIZADA LA TRANSFERENCIA DE ACCIONES DE COBRIZA S.A. DE PROPIEDAD DE CENTROMIN PERU S.A A DOE RUN MINING SRL., REFERIDA EN EL NUMERAL 1.3 Y CON LA FINALIDAD DE FACILITAR AL NUEVO PROPIETARIO DE LAS ACCIONES DE COBRIZA S.A. LA CONTINUIDAD DE SUS ORGANOS DE GESTION, SE PROCEDERIA A LO SIGUIENTE: MODIFICAR TOTALMENTE EL ESTATUTO SOCIAL, DESIGNAR EL NUEVO DIRECTORIO DE LA SOCIEDAD, NOMBRAR AL NUEVO GERENTE GENERAL, NOMBRAR APODERADOS ESPECIALES Y OTORGAR PODERES ESPECIALES, TAL COMO CONSTA EN EL ACTA DE JUNTA GENERAL DE ACCIONISTAS PRECEDENTEMENTE INDICADO, QUE USTED SENOR NOTARIO SE SERVIRA INSERTAR COMO PARTE INTEGRANTE DE LA PRESENTE ESCRITURA.

ASIMISMO, EN DICHA JUNTA SE ACORDO POR UNANIMIDAD AUTORIZAR AL INGENIERO ANGEL ALVAREZ ANGULO PARA QUE UNA VEZ SUSCRITO EL CONTRATO DE TRANSFERENCIA DE ACCIONES, REFERIDO EN EL NUMERAL 1.3, SUSCRIBA LOS DOCUMENTOS PUBLICOS Y PRIVADOS QUE SE ORIGINEN EN EL ACUERDO ADOPTADO EN LA JUNTA GENERAL DE ACCIONISTAS DE FECHA 31 DE AGOSTO DE 1998, ASI COMO PARA QUE REALICE TODOS LOS TRAMITES NECESARIOS PARA SU INSCUIPCION EN LOS REGISTROS PUBLICOS QUE CORRESPONDA.

TERCERO

MECIANTE EL PRESENTE DOCUMENTO SE PRECISA QUE HABIENDOSE

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SUSCRITO CON FECHA 31 DE AGOSTO DE 1998 EL CONTRATO DE TRANSFERENCIA DE ACCIONES DE COBRIZA S.A. REFERIDO EN EL NUMERAL 1.3, TAL COMO CONSTA EN LA DECLARACION DE RECONOCIMIENTO DEL COMPLIMIENTO DE LA CONDICION SUSPENSIVA DE LA MISMA FECHA, QUE USTED SENOR NOTARIO SE SERVIRA INSERTAR; DEBE PROCEDERSE A LA MODIFICACION DE ESTATUTOS, DESIGNACION DE DIRECTORES, NOMBRAMIENTO DEL NUEVO GERENTE GENERAL, NOMBRAMIENTO DE APODERADOS ESPECIALES Y EL OTORGAMIENTO DE PODERES ESPECIALES A QUE SE REFIERE EL ACTA DE FECHA 31 DE AGOSTO DE 1998, SURTIENDO DICHOS ACTOS PLENOS EFECTOS JURIDICOS.

AGREGUE USTED SENOR NOTARIO, LA INTRODUCCION Y LAS CLAUSULAS DE LEY E INSERTOS QUE PODIERAN CORRESPONDER Y PASAR A LOS REGISTROS LOS PARTES CORRESPONDIENTES.

LIMA, TREINTIUNO DE AGOSTO DE MIL NOVECIENTOS NOVENTIOCHO

FIRMADO: ANGEL ALVAREZ ANGULO, EN REPRESENTACION DE LA EMPRESA MINERA COBRIZA
S.A.

AUTORIZA LA PRESENTE MINUTA EL DOCTOR LUCIANO BARCHI VELAOCHAGA, ABOGADO CON REGISTRO DEL COLEGIO DE ABOGADOS DE LIMA NUMERO: 15455

INSERTO COMPROBANTE.-

ANIBAL CORVETTO REMERO. NOTARIO - ABOGADO DE LIMA. CERTIFICA: QUE HA TENIDO A LA VISTA EL LIBRO DENOMINADO: "ACTAS DE JUNTA GENERAL DE ACCIONISTAS NO 01", PERTENECIENTE A LA

RAZON SOCIAL: EMPRESA MINERA COBRIZA S.A. LEGALIZADO POR ANTE EL NOTARIO CESAR ROMERO VALDIVIESO, CON FECHA SEIS DE ABRIL DE MIL NOVECIENTOS NOVENTIOCHO, REGISTRADO BAJO EL NUMERO 263-98 Y HE CONSTATADO QUE DE FOJAS TREINTINUEVE Y SIGUIENTES, CORRE DEBIDAMENTE EXTENDIDA Y FIRMADA EL ACTA DE JUNTA GENERAL DE ACCIONISTAS DE EMPRESA MINERA COBRIZA S.A., CUYO TENOR LITERAL QUE SE ME PIDE TRANSCRIBIR ES COMO SIGUE: ACTA DE JUNTA GENERAL DE ACCIONISTAS DE EMPRESA MINERA COBRIZA S.A.

EN LIMA, A LOS 31 DIAS DEL MES DE AGOSTO DE 1998, A LAS 10:00 HORAS, FUE PRESENTE EL ING, LUIS HIROTA TANAKA, DOMICILIADO EN AV. LA POESIA 155, SAN BORJA, CON L.E. 07201774 REPRESENTANDO EL 100% DE LAS ACCIONES DEL CAPITAL SOCIAL DE S/. 80'869,816 (OCHENTA MILLONES OCHOCIENTOS SESENTINUEVE MIL OCHOCIENTOS DIECISEIS NUEVOS SOLES) DIVIDIDO EN 80'869,816 ACCIONES COMUNES DE UN VALOR NOMINAL DE S/. 1.00 (UN NUEVO SOL) CADA UNA, INTEGRAMENTE SUSCRITO Y PAGADO POR CENTROMIN PERU S.A. ACTUANDO COMO SECRETARIO EL DR. LUIS GUTIERREZ ADRIANZEN.

ENCONTRANDOSE REPRESENTADO EL INTEGRO DEL CAPITAL SUSCRITO Y PAGADO DE LA SOCIEDAD, Y DE CONFORMIDAD CON EL ULTIMO PARRAPO DEL ARTICULO 3.07 DEL ESTATUTO DE COBRIZA S.A., CONCORDANTE CON EL ART. 120 DE LA LEY GENERAL DE SOCIEDADES, SE DECIDIO CELEBRAR UNA SESION DE JUNTA GENERAL, OMITIENDO LAS

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FORMALIDADES DE CONVOCATORIA, A EFECTO DE TRATAR LOS TEMAS QUE SE SENALAN A
CONTINUACION:

- MODIFICACION DE ESTATUTOS.

- RENUNCIA Y DESIGNACION DE MIEMBROS DEL DIRECTORIO.

- RENUNCIA DEL GERENTE GENERAL Y NOMBRAMIENTO DE NUEVO GERENTE GENERAL.

- NOMBRAMIENTO DE APODERADOS ESPECIALES Y

- OTORGAMIENTO DE PODERES ESPECIALES EN MATERIA BANCARIA.

ACUERDO NO 03-98

CONSIDERANDO:

QUE, ENVIRTUD DE LA PROXIMA TRANSFERENCIA DE LAS ACCIONES DE EMPRESA MINERA COBRIZA S.A. A DOE RUN MINING SRL. PREVISTA PARA EL 31 DE AGOSTO DE 1998. Y A SOLICITUD DE ESTE ULTIMO, ES CONVENIENTE ADOPTAR LOS ACUERDOS PERTINENTES. A FIN DE FACILITAR A QUIEN SERIA EL NUEVO PROPIETARIO DE LAS ACCIONES DE COBRIZA S.A. LA CONTINUIDAD DE SUS ORGANOS DE GESTION EN EL NUTURO.

DE CONFORMIDAD CON EL LITERAL A) DEL ARTICULO 3.05 Y DEMAS PERTINENTES DEL ESTATUTO DE COBRIZA S.A.

SE ACUERDA POR UNANIMIDAD:

1.- MODIFICAR EL ESTATUTO SOCIAL EL QUE EN ADELANTE TENDRA EL SIGUIENTE TEXTO:

- ESTATUTO

TITULO PRIMERO

NOMBER, DOMECILIO Y DURACION DE LA SOCIEDAD

ARTICULO PRIMERO

LA SOCIEDAD SE DENOMINA "EMPRESA MINERA COBRIZA S.A "TIENE POR OBJECTO, DEDICARSE EN GERERAL A LAS ACTIVIDADES PROPIAS DE LA INDUSTRIA MINERA, TALES COMO CATEO, PROSPRECCION, EXPLORACION, LABOR GENERAL, BENEFICIO, COMERCIALIZACION Y TRANSPORTE MINERO, DE ACUERDO CON LO DISPUESTO EN LA LEGISLACION DE LA ACTIVIDAD MINERA VIGENTE; REALIZAR ACTIVIDADES DE EXPORTACION; PUDIENDO ADEMAS, REALIZAR TODOS LOS ACTOS Y OPERACIONES CIVILES, INDUSTRIALES, COMERCIALES Y DE CUALQUIER OTRA INDOLE QUE SEAN RELACIONADOS O CONDUCENTES A SU OBJETO SOCIAL PRINCIPAL.

ESTA DOMICILIADA EN LA CIUDAD DE LIMA, PUDIENDO ESTABLECER SUCURSALES, AGENCIAS O ESTABLECIMIENTOS EN CUALQUIER OTRO LUGAR DE LA REPUBLICA O EL EXTRANJERO. TIENE UNA DURACION INDETERMINADA, QUEDANDO CONSTITUIDA A PARTIR DEL 22 DE JUNIO DE 1996, E INICIANDO SUS OPERACIONES DESDE EL 1 DE ABRIL DE 1998.

TITULO SEGUNDO

CAPITAL SOCIAL Y ACCIONES

ARTICULO SEGUNDO

EL CAPITAL SOCIAL ES DE S/. 80.869,816.00 COCHENTA MILLONES OCHOCIENTOS SESENTINUEVE MIL OCHOCIENTOS DIECISEIS Y 00/100 NUEVOS SOLES) REPRESENTADO POR 80'869,816 ACCIONES DE UN

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VALOR NOMINAL DE S/. 1.00 (UNO Y 00/100 NUEVO SOL) CADA UNA, INTEGRAMENTE SUSCRITAS Y TOTALMENTE PAGADAS

ARTICULO TERCERO

EL ACCIONISTA QUE SE PROPONGA TRANSFERIR TOTAL O PARCIALMENTE SUS ACCIONES A OTRO ACCIONISTA O A TERCEROS DEBE COMUNICARLO A LA SOCIEDAD MEDIANTE CARTA DIRIGIDA AL GERENTE GENERAL, QUIEN LO PONDRA EN CONOCIMIENTO DE LOS DEMAS ACCIONISTAS DENTRO DE LOS DIEZ DIAS SIGUIENTES, PARA QUE DENTRO DEL PLAZO DE TREINTA DIAS PUEDAN EJERCER EL DERECHO DE ADQUISICION PREFERENTE A PRORPATA DE SU PARTICIPACION EN EL CAPITAL.

EN LA COMUNICACION DEL ACCIONISTA DEBERA CONSTAR EL NOMBRE DEL POSIBLE COMPRADOR Y, SI ES PERSONA JURIDICA, EL DE SUS PRINCIPALES SUCIOS O ACCIONISTAS, EL NUMERO Y CLASE DE LAS ACCIONES QUE DESEA TRANSFERIR, EL PRECIO Y DEMAS CONDICIONES DE LA TRANSFERENCIA.

EL PRECIO DE LAS ACCIONES, LA PORMA DE PAGO Y LAS DEMAS CONDICIONES DE LA OPERACION, SERAN LOS QUE DE FUERON COMUNICADOS A LA SOCIEAD POR EL ACCIONISTA INTERESADO EN TRANSFERIR. EN CASO DE QUE LA TRANSFERENCIA DE LAS ACCIONES FUERA A TITULO ONEROSE DISTINTO A LA COMPRAVENTA, O A TITULO GRATUITO, EL PRECIO DE LA ADQUISICION SERA FIJADO POR ACUERDO ENTRE LAS PARTES, EN SU DEFECTO, EL IMPORTE A PAGAR LO FIJA EL [ILLEGIBLE] POR PROCESO SUHARISIMO.

EL ACCIONISTA PODRA TRANSFERIR A TERCEROS NO ACCIONISTAS LAS ACCIONES EN LAS CONDICIONES EN LAS COMUNICADAS A LA SOCIEDAD CUANDO HAYAN TRANSCURRIDO SESENTA DIAS DE HABER PUESTO EN CONOCIMIENTO DE ESTA SU PROPOSITO DE TRANSFERIR, SIN QUE LA SOCIEDAD Y/O LOS DEMAS ACCIONISTAS HUBIERAN COMUNICADO SU VOLUNTAD DE COMPRA.

TITULA TERCERO

ORGANOS DE LA SOCIEDAD

CAPITULO I

DE LA JUNTA GENERAL

ARTICULO CUARTO

LA JUNTA GENERAL ES EL ORGANO MAXIMO DE LA SOCIEDAD. SE REUNE EH JUNTA GENERAL OBLIGATORIA ANUAL Y DEMAS JUNTAS GENERALES, CONFORME A LEY.

LOS ACCIONISTAS PODRAN HACERSE REPRESENTAR EN LAS JUNTAS POR OTRA PERSONA. EL PODER TENDRA QUE CONFERIRSE POR ESCRITO. Y CON CARACTER ESPECIAL PARA CADA JUNTA, SALVO EN EL CASO DE PODERES OTORGADOS POR ESCRITURA PUBLICA.

ARTICULO QUINTO

LA JUNTA GENERAL ES CONVOCADA POR EL DIRECTORIO, CUANDO LO ORDENE LA LEY O EL DIRECTORIO LO CONSIDERE DE INTERES SOCIAL LO SOLICITE UN NUMERO DE ACCIONISTAS QUE REPRESENTE CUANDO MEMOS EL VEINTE POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO.

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LA JUNTA GENERAL PODRA REUNIRSE EN EL DOMICILIO O EN CUALQUIER OTRA CIUDAD DEL PAIS O DEL EXTERIOR.

EL AVISO DE CONVOCATORIA DE LA JUNTA GENERAL OBLIGATORIA ANUAL DEBE SER PUBLICADO CON UNA ANTICIPACION NO MENOR DE DIEZ DIAS AL DE LA PECHA FIJADA PARA SU CELEBRACION. EN LOS DEMAS CASOS, SALVO EN AQUELLOS EN QUE LA LEY ESTABLEZCA PLAZOS MAYORES, LA ANTICIPACION DE LA PUBLICACION SERA NO MAYOR A TRES DIAS.

SIN PERJUICIO DE LO ANTERIORMENTE SENALADO, LA JUNTA SE ENTENDERA CONVOCADA Y VALIDAMENTE CONSTITUIDA PARA TRATAR SOBRE CUALQUIER ASUNTO Y TOMAR LOS ACUERDOS CORRESPONDIENTES, SIEMPRE QUE SE ENCUENTREN PRESENTES ACCIONISTAS QUE REPRESENTEN LA TOTALIDAD DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO Y ACEPTEN POR UNANIMIDAD LA CELEBRACION DE AL JUNTA Y LOS ASUDATOS QUE IN ELLA SE PROPONGA TRATAR.

ARTICULO SEXTO

EL QUORUM SE COMPUIA Y ESTABLECE AL INICIO DE LA JUNTA. COMPROBADO EL MISMO, EL PRESIDENTE LA DECLARA INSTALADA.

PARA LA CELEBRACION DE LAS JUNTAS, CUANDO NO SE TRATE DE LOS ASENTOS MENCIONADOS EN EL PARRAFO SIGUIENTE, SE REQUIERE EN AMBAS CONVOCATORIAS, AL MENOS, DE LA CONCURRENCIA DE ACCIONISTAS QUE REPRESENTEN EL CINCUENTA POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO. LOS ACUERDOS SE TOMARAN POR MAYORIA ABSOLUTA DE LAS ACCIONES SUSCRITAS CON DERECHO A

VOTO PRESENTES EN LA JUNTA

PARA LA CELEBRACION DE LA JUNTA GENERAL CUANDO SE TRATE DE LA MODIFICACION DEL ESTATUTO SOCIAL; EL AUMENTO O LA REDUCCION DEL CAPITAL: EMISION DE OBLIGACIONES:
ACORDAR LA ENAJENACION, EN UN SOLO ACTO, DE ACTIVOS CUYO VALOR CONTABLE EXCEDA EL CINCUENTA POR CIENTO DEL CAPITAL DE LA SOCIEDAD; TRANSFORMACION, FUSION, ESCISION, REORGANIZACION O DISOLUCION DE LA SOCIEDAD, ASI COMO RESOLVER SOBRE SU LIQUIDACION; SE REQUIERE EN AMBAS CONVOCATORIAS. LA CONCURRENCIA DE ACCIONISTAS QUE REPRESENTEN AL MENOS LAS DOS TERCERAS PARTES DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO. PARA LA VALIDEZ DE LOS ACUERDOS SE REQUIERE, EN AMBOS CASOS, EL VOTO FAVORABLE DE SOCIOS QUE REPRESENTEN CUANDO MENOS, LA MAYORIA ABSOLUTA DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO.

CAPITULO II

ADMINISTRACION DE LA SOCIEDAD

ARTICULO SETIMO

EL DIRECTORIO ES ORGANO COLEGIADO ELEGIDO POR JUNTA GENERAL. ESTARA COMPUESTO POR UN MINIMO DE TRES Y UN MAXIMO DE SIETE MIEMBROS.

EL PERIODO DE DURACION ES DE TRES ANOS. SIN PERJUICIO DE LO ANTERIOR, EL PERIODO DEL DIRECTORIO TERMINA AL RESOLVER LA JUNTA GENERAL SOBRE LOS ESTADOS FINANCIEROS DE SU ULTIMO EJERCICIO Y ELEGIR NUEVO DIRECTORIO. PERO EL DIRECTORIO

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CONTINUA EN FUNCIONES, AUNQUE HUBIESE CONCLUIDO SU PERIODO, MIENTRAS NO SE PRODUZCA NUEVA ELECCION.

ARTICULO OCTAVO

PODRAN REALIZARSE SESIONES NO PRESENCIALES, A TRAVES DE MEDIOS ESCRITOS. ELECTRONICOS O DE OTRA NATURALEZA QUE PERMITAN LA COMUNICACION Y GARANTICEN LA AUTENTICIDAD DEL ACUERDO. CUADQUIER DIRECTOR PUEDE OPONERSE A QUE SE UTILICE ESTE PRECEDIMINTO Y EXIGIR LA REALIZACION DE UNA SESION PRESENCIAL.

ARTICULO NOVENO

EL DIRECTORIO PUEDE NOMBRAR A UNO O MAS DIRECTORES PARA RESOLVER O EJECUTAR DETERMINADOS ACTOS. LA DELEGACION PUEDE HACERSE PARA QUE ACTUEN INDIVIDUALMENTE O, SI SON DOS O MAS, TAMBIEN PARA QUE ACTUEN COMO COMITE.

LA DELEGACION PERMANENTE DE ALGUNA FACULTAD DEL DIRECTORIO Y LA DESIGNACION DE LOS DIRECTORES QUE HAYAN DE EJERCERLA. REQUIERE DEL VOTO FAVORABLE DE LAS DOS TERCERAS PARTES DE LOS MIEMBROS DEL DIRECTORIO Y DE LA INSCRIPCION EN EL REGISTRO.

EL NINSUN CASO PODRAN SER OBJETO DE DELEGACION LA RENDICION DE CUENTAS Y LA PRESENTACION DE ESTADOS FINANCIEROS A LA JUNTA GENERAL, NI LAS FACULTADES QUE ESTA CONCEDA AL DIRECTORIO. SALVO QUE ELLO SEA EXPRESAMENTE AUTORIZADO POR LA JUNTA GENERAL.

ARTICULO DECIMO

EL DIRECTORIO TIENE LAS FACULTADES DE REPRESENTACION LEGAL Y DE GESTION NECESARIS PARA LA ADMINISTRACION DE LA SOCIEDAD DENTRO DE SU OBJECTO SOCIAL. Y EJERCERA LOS DEPECHOS Y ATRIBUCIONES NECESARIAS PARA LA DIRECCION DE ESTA, EXCEPTUANDOSE TAN SOLO LAS FACULTADES RESERVADAS POR LA LEY GENERAL DE SOCIEDADES O POR EL ESTATUTO A LA JUNTO DE ACCIONISTAS. LAS PRINCIPALES ATRIBUCIONES DEL DIRECTORIO SON:

A) DIRIGIR Y ADMINSTRAR LOS NEGOCIOS DE LA SOCIEDAD.

B) CONVOCAR A JUNTA OBLIGATORIA ANUAL Y DEMAS JUNTAS GENRALES.

C) PRESENTAR A LA JUNTA DE ACCIONISTAS LA MEMORIA, LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACION DE UTILIDADES.

D) ELEGIR A SU PRESIDENTE.

E) NOMBRAR Y REMOVER AL GERENTE.

F) ACORDAR EL ESTABLECIMIENTO DE REPRESENTACIONES Y DE SUCURSALES Y AGENCIAS EN EL PERU Y EN EL EXTRANJERO DETERMINANDO SUS CONDICIONES.

G) ACEPTAR LA RENUNCIA DE LOS DIRECTORES.

H) LAS DEMAS QUE LE SENALE LA LEY O EL ESTATUTO.

ARTICULO DECIMO PRIMERO

LA SOCIEDAD TENDRA UNO O MAS GERENTES O FUNCIONARIOS, ACCIONISTAS O NO, QUIENES LA REPRESENTAN EN TODOS LOS ASUNTOS

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RELATIVOS A SU OBJETO.

LOS GERENTES Y FUNCIONARIOS, SERAN NOMBRADOS POR EL DIRECTORIO SEGUN SUS REQUERIMIENTOS O POR EL GERENTE GENERAL QUE PODRA DELEGAR FACULTADES DANDO CUENTA POSTERIORMENTE AL DIRECTORIO. PARA SU REMOCION SE REQUIERE DE ACUERDO ADOPTADO POR EL DIRECTORIO.

ARTICULO DECIMO SEGUNDO

EL GERENTE GENERAL ES EL EJECUTOR DE TODAS LAS DISPOSICIONES DE LA JUNTA Y EL DIRECTORIO Y TIENE LA REPRESENTACION JURIDICA. COMERCIAL Y ADMINISTRATIVA DE LA SOCIEDAD.

EL GERENTE GENERAL ES EL REPRESENTANTE LEGAL DE AL SOCIEDAD, ESTANDO FACULTADO PARA REPRESENTARLA. SIN RESERVA NI LIMITACION ALGUNA, ANTE TODA CLASE DE PERSONAS, SEAN PUBLICAS O PRIVADAS, JURIDICAS O NATURALES, AUTORIDADES CIVILES, JUDICIALES, ADMINISTRATIVAS, MUNICIPALES, POLITICAS, DE POLICIA, DE ADUANAS, FISCALES, DE SEGURIDAD SOCIAL O LABORALES, TENIENDO TODAS LAS FACULTADES DEL MANDATO CONFORME AL CODIGO CIVIL Y LOS PODERES GENERALES Y ESPECIALES DE REPRESENTACION PREVISTOS EN LOS ARTICULOS 74 X 75 DEL CODIGO PROCESAL CIVIL, PUDIENDO REALIZAR TODOS LOS ACTOS DE DISPOSICION DE DERECHOS SUSTANTIVOS Y DEMANDAR, RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES, DESISTIRSE DEL PROCESO Y DE LA PRETENSION, ALLANARSE A LA PRETENSION, CONCILIAR, TRANSIGIR, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL

PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y REALIZAR LOS DEMAS ACTOS QUE EXPRESE LA LEY. ASIMISMO, EN MATERIA LABORAL, PODRA EJERCER LAS ATRIBUCIONES PRESCRITAS EN LA LEY PROCESAL DEL TRABAJO (LEY 26636) Y EN EL DECRETO SUPREMO 004-98-TR, EN EL TEXTO UNICO ORDENADO DEL DECRETO LEGISLATIVO 728, LEY DE FORMACION Y PROMOCION LABORAL (DECRETO SUPREMO 002-97-TR). TEXTO UNICO ORDENADO DEL DECRETO LEGISLATIVO 723, LEY DE PRODUCTIVIDAD Y COMPETITIVIDAD LABORAL (DECRETO SUPREMO 003-97-TR) Y SU REGLAMENTO (DECRETO SUPREMO 001-96-TR), ASI COMO LAS CONTENIDAS EN LA LEY DE RELACIONES COLECTIVAS DE TRABAJO (DECRETO LEY 25593), O EN LAS NORMAS QUE FUDIERAN COMPLEMENTAR, REGLAMENTAR O SUSTITUIR A LAS ENUNCIADAS.

ARTICULO DECIMO TERCERO

ADICIONALMENTE A CUALQUIER OTRO PODER ESPECIAL QUE LE PUEDA SER OTORGADO POR ACUERDO DE LA JUNTA GENERAL DE ACCIONISTAS, SON FACULTADES DEL GERENTE GENERAL:

A) ABRIR Y CERRAR CUENTAS CORRIENTES Y CUENTES BANCARIAS EN LOS BANCOS E INSTITUCIONES CREDITICIAS.

B) GIRAR Y ENDOSAR CHEQUES; GIRAR, ACEPTAR, REACEPTAR, DESCONTAR, ENDOSAR, HEGOCIAR, PROTESTRAR Y EJECUTAR LETRAS DE CAMBIO, VALES Y PAGARES Y CUALQUIER OTRO TITULO VALOR O DOCUMENTOS DE CREDITO;

C) RETIRAR DEPOSITOS;

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

D) ABRIR Y CERRAR CAJAS DE SECURIDAD ;

E) OTORGAD CANCELACIONES Y RECIBOS ;

F) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE CURSO ORDINARIO DE LA SOCIEDAD, TALES COMO LOS CONTRATOS DE VENTA DE CONCENTRADOS. POR UN VALOR HASTA DE US$ 50'000,000.00 (CINCUENTA MILLONES Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL O POR UN PLAZO MAXIMO DO UN ANO;

G) CONTRATAR SEGUROS, APROBAR Y AUTORIZAR ENDOSOS Y APENDICES, ASI COMO COBRAR INDEMNIZACIONES Y DENUNCIAR SINIESTROS ;

H) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE PERMUTA, PRENDA, CONTRATOS PREPARATORIOS, COMPRAVENTA
DE BIENES MUEBLES DESTINADOS A OPERACIONES DE LA SOCIEDAD, HASTA PER UN MONTO DE US$ 1'000,000 (UN MILLON X 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL ;

I) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE ARRENDAMIENTO DE BIENES MUEBLES HASTA POR UN VALOR DE US$ 100,000.00 (CIEN MIL Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL ;

J) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE PRESTACION DE

SERVICIOS HASTA POR US$ 1,000,000 (UN MILLON Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL ; CON EXCEPCION DE AQUELLOS DESTINADOS A SERVICIOS DE ADMINISTRACION, GERENCIAMIENTO, DIRECCION U OPERACION DE LA SOCIEDA;

K) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE TRANSPORTE PARA EL CUMPLIMIENTO DEL OBJETO DE LA SOCIEDAD HASTA POR US$ 1,000,000 (UN MILLON Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL; Y,

L) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS TODO TIPO DE CONTRATOS CIVILES O COMERCIALES Y EN GENERAL TODA CLASE DE CONTRATOS EN QUE LA SOCIEDAD REQUIERA INTERVENIR Y QUE NO ESTEN EXPRESAMENTE INDICADO EN LOS NUMERALES ANTERIORES, HASTA POR US$ 1,000,000 (UN MILLON Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL.

ARTICULO DECIMO CUARTO

SIN PERJUICIO DE LO ESTABLECIDO EN EL ARTICULO ANTERIOR, EL GERENTE GENERAL DE LA SOCIEDAD, FIRMANDO CONJUNTAMENTE CON EL APODERADO ESPECIAL, QUE PARA ESTOS EFECTOS NOMBRE LA JUNTA GENERAL DE ACCIONISTAS, PODRA :

A) ABRIR Y NEGOCIAR CARTAS DE CREDITO O CARTAS FIANZA EN MONEDA NACIONAL O EXTRANJERA ;

B) SOLICITAR Y OTORGAR PRESTAMOS EN MONEDA NACIONAL O EX-

                     [LETTERHEAD OF ANIBAL CORVETTO REMERO]

TRANJEHA ; SOLICITAR Y ACORDAR CREDITOS EN CUENTA CORRIENTE, AVANCE O SOBREGIROS, CELEBRAR TODA CLASE DE OPERACIONES DE CREDITO CON O SIN GARANTIA

C) SUSCRIBIR CONTRATOS DE PRENDA MERCANTIL PARA GARANTIZAR CARTAS DE CREDITO Y OTRAS OBLIGACIONES CON LAS ENTIDADES BANCARIAS Y FINANCIERAS ;

D) APROBAR EL OTORGAMIENTO DE GARANTIAS O LA CONSTITUCION DE CARGAS O GRAVAMENES SOBRE LOS BIENES DE LA SOCIEDAD, EN MONEDA NACIONAL O EXTRANJERA;

E) CELEBRAR Y SUSCRIBIR CONTRATOS DE APRENDAMIENTO FINANCIERO, LEASE BACK, DE FACTORING Y, EN GENERAL, CUALQUIER OTRO VINCULADO A LOS INTERESES DE LA SOCIEDAD CON LAS ENTIDADES BANCARIAS Y FINANCIERAS ;

F) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE ARRENDAMIENTO DE BIENES MUEBLES SUPERIORES A US$ 100,000.00 (CIEN MIL Y 00/100 DOLARES AMERICANOS), O SU EQUIVALENTE EN MONEDA NACIONAL, Y DE BIENES INMUEBLES POR CUALQUIER MONTO ;

G) CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS CON EMPRESAS RELACIONADAS ECONOMICAMENTE CON LA SOCIEDAD ; CONTRATOS CON EMPRESAS INCLUIDAS EN LA ACTIVIDAD EMPRESARIAL DEL ESTADO ; Y, CONTRATOS DE TRABAJO Y OTROS BENEFICIOS ADICIONALES QUE PUDIESEN ACORDARSE CON EL GERENTE GENERAL. GERENTE TECNICO Y GERENTE DE

OPERACIONES ;

H) CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS QUE IMPLIQUEN LA ADQUISICION POR PARTE DE LA SOCIEDAD DE ACCIONES O PARTICIPACIONES DE OTRAS SOCIEDADES ;

I) CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE PRESTACION DE SERVICIOS POR SUMAS SUPERIORES A US$ 1'000,000.00 (UN MILLON Y 00/100 DOLARES AMERICANOS) ; CONTRATOS DE PRESTACION DE SERVICIOS DESTINADOS A SERVICIOS DE ADMINISTRACION, GERENCIAMIENTO, DIRRECION O OPERACION DE LA SOCIEDAD ;

J) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE PERMUTA, PRENDA, CONTRATOS PREPARATORIOS, COMPRAVENTA DE BIENES MUEBLES DESTINADOS A OPERACIONES DE LA SOCIEDAD, POR SUMAS SUPERIORES A US$ 1'000.000 (UN MILLON Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL;

K) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE ARRENDAMIENTO DE BIENES MUEBLES POR SUMAS SUPERIORES A US$ 100,000.00 (CIEN MIL Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL ;

L) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE TRANSPORTE PARA

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

EL CUMPLIMIENTO DEL OBJETO DE LA SOCIEDAD POR MONTOS SUPERIORES A US$ 1'000,000 (UN MILLON Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL ;

M) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE CURSO ORDINARIO DE LA SOCIEDAD, TALES COMO LOS CONTRATOS DE COMPRA DE CONCENTRADOS Y DE VENTA DE METALES, POR MUNTOS SUPERIORES A US$ 50'000,000.00 (CINCUENTA MILLONES Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL O POR PLAZOS SUPERIORES A ANO.

N) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS TODO TIPO DE CONTRATOS CIVILES O COMERCIALES Y EN GENERAL TODA CLASE DE CONTRATOS EN QUE LA SOCIEDAD REQUIERA INTERVENIR Y QUE NO ESTEN EXPRESAMENTE INDICADO EN LOS NUMERALES ANTERIORES, POR MONTOS SUPERIORES A US$ 1'000,000 (UN MILLON Y 00/100 DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL ;

TITULO CUARTO

DE LOS ESTADOS FINANCIEROS Y APLICACION DE UTILIDADES

ARTICULO DECIMO QUINTO

FINALIZADO EL EJERCICIO, EL DIRECTORIO DEBE FORMULAR LA MEMORIA, LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACION DE LAS UTILIDADES, EN CASO DE HABERLAS. DE ESTOS DOCUMENTOS DEBE RESULTAR, CON CLARIDAD Y PRECISION, LA SITUACION

ECONOMICA Y FINANCIERA DE LA SOCIEDAD, EL ESTADO DE SUS NEGOCIOS Y LOS RESULTADOS OBTENIDOS EN EL EJERCICIO VENCIDO.

LOS ESTADOS FINANCIEROS DEBERAN SER PUESTOS A DISPOSICION DE LOS ACCIONISTAS CON LA ANTELACION NECESARIA PARA SER SOMETIDOS, CONFORME A LEY. A CONSIDERACION DE LA JUNTA OBLIGATORIA ANUAL.

ARTICULO DECIMO SEXTO

LA APLICACION DE DIVIDENDOS Y DE LAS PRIMAS DE CAPITAL SE REGIRA POR LO PREVISTO EN LA LEY GENERAL DE SOCIEDADES.

TITULO QUINTO

DISPOSICIONES GENERALES

ARTICULO DECIMO SETIMO

LA SOCIEDAD SE REGIRA POR LO ESTABLECIDO EN LA LEY GENERAL DE SOCIEDADES EN LO REFERENTE A SU DISOLUCION Y LIQUIDACION.

ARTICULO DECIMO OCTAVO

LAS DIFERENCIAS QUE PUDIERAN SURGIR ENTRE LOS ACCIONISTAS, Y ENTRE ESTOS Y LA SOCIEDAD SERAN SOMETIDAS AL PROCEDIMIENTO Y AL FALLO DE CONCIENCIA INAPELABLE DE UN TRIBUNAL CONSTITUIDO POR TRES ARBITROS, UNO DESIGNADO POR CADA UNA DE LAS PARTES EN CONFLICTO Y EL OTRO POR LOS ARBITROS DESIGNADOS POR CADA UNA DE LAS PARTES ANTES MENCIONADAS.

EL ARBITRAJE SE LLEVARA A CABO DE ACUERDO CON LOS REGLAMENTOS DE ARBITRAJE INTERNACIONAL DEL CENTRO DE ARBITRAJE NACIONAL E INTERNACIONAL DE LA CAMARA DE COMERCIO DE LIMA.

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

LA RESOLUCION DEL TRIBUNAL ARBITRAL SERA FINAL E INAPELABLE.

ARTICULO DECIMO NOVENO

LA SOCIEDAD SE REGIRA PLENAMENTE POR LA LEY GENERAL DE SOCIEDADES, O LA NORMA QUE LA SUSTITUYA. PARA TODO AQUELLO NO PREVISTO EN EL PRESENTE ESTATUTO.

2. ACEPTAR LA RENUNCIA AL CARGO DE GERENTE GENERAL DEL SR. ANGEL ALVAREZ ANGULO, AGRADECIENDOLE POR LOS SERVICIOS PRESTADOS A LA SOCIEDAD Y NOMBRAR COMO NUEVO GERENTE GENERAL AL SR. KENNETH RICHARD BUCKLEY, CON CARTA DE IDENTIDAD PARA INMIGRANTES NO N-97767, DE NACIONALIDAD ESTADOUNIDENSE, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9 SAN ISIDRO.

3. ACEPTAR LA RENUNCIA AL CARGO DE DIRECTORES DE LOS SENORES JUAN CARLOS BARCELLOS MILLA, ALFONSO ZUZUNAGA GUTIERREZ, LUIS HIROTA TANAEA, GERWER CAMPERO ELIAS, HERNAN NOPO ODAR Y OSWALDO HUNDSKOPF EXEBIO, AGRADECIENDOLES POR LOS SERVICIOS PRESTADOS A LA SOCIEDAD.

ADICIONALMENTE, LA SOCIEDAD ACORDO NOMBRAR NUEVO DIRECTORIO, EL CUAL ESTARA COMPUESTO DE TRES MIEMBROS Y QUEDARA CONFORMADO DE LA SIGUIENTE MANERA:

- KENNETH RICHARD BUCKLEY, CON CARTA DE IDENTIDAD PARA INMIGRANTES NO N-97767, DE NACIONALIDAD ESTADOUNIDENSE, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISI-

DRO, QUIEN LO PRESIDIRA.

- ANTHONY WAYNE WORCESTER, NORTEAMERICANO, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NO N-97937, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

- JUAN CARLOS HUYHUA MAMANI, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NO 10495170, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

4. NOMBAR A LAS SIGUIENTES PERSONAS COMO APODERADOS ESPECIALES PARA QUE DE ACUERDO AL ART. DECIMO CUARTO DEL NUEVO ESTATUTO, PUEDAN EJERCER LAS FACULTADES ESPECIFICAS QUE ALLI SE SERALAN:

- JAIME ZAVALA COSTA, IDENTIFICADO CON LIBRETA ELECTORAL NO 09176189, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 385, SAN ISIDRO ;

- JORGE ANTONIO JARAMILLO CHIPOCO, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NO 03257915, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 395, SAN ISIDRO ;

- RUTH ANABELI GONZALEZ VELAPATINO, IDENTIFICADA CON LIBRETA ELECTORAL NO 09644142, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 395, SAN ISIDRO ;

5. OTORGAR PODERES ESPECIALES EN MATERIA BANCARIA A LAS SIGUIENTES PERSONAS:

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

APODERADOS CLASE A :

- KENNETH RICHARD BUCKLEY, NORTEAMERICANO, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NO N-97767, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

- MARVIN K. KAISER, NORTEAMERICANO, IDENTIFICADO CON PASAPORTE NORTEAMERICANO NO 152075471, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

- ANTHONY WAYNE WORCESTER, NORTEAMERICANO, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NO N-97937, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

- KENNETH E. HECKER, NORTEAMERICANO, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NO N-100471, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

APODERADOS CLASE B :

- JUAN CARLOS HUYHUA MAMANI, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NO 10495170, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

- JUAN ALBERTO BEGAZO VIZCARRA, IDENTIFICADO CON LIBRETA ELECTORAL NO 21256728, CON DOMICILIO EN AV. MONTE DE LOS

OLIVOS NO 750, URB. PROLONGACION BENAVIDES, SURCO.

- EDGAR WILLY DELGADO ROSAS, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NO 10315629, CON DOMICILIO EN LAS MANDARINAS NO 151, DPTO. 205, RESIDENCIAL MONTERRICO, LA MOLINA.

- EMILIO ELIBERTO LEY ELIAS, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NO 08261942, CON DOMICILIO EN CALLE CHARDIN NO 123, DPTO. 301, SAN BORJA.

APODERADO CLASE C :

- SR. HENRY ERIC PEITZ, NORTEAMERICANO, IDENTIFICADO CARTA DE IDENTIDAD PARA INMIGRANTES NO N-99670, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.

LOS APODERADOS DE LA CLASE A, INDIVIDUALMENTE Y A SOLA FIRMA PODRAN ABRIR Y CERRAR TODO TIPO DE CUENTAS Y DEPOSITOS EN CUALQUIER INSTITUCION BANCARIA Y/O FINANCIERA; INGRESAR Y RETIRAR FONDOS A TODO TIPO DE INSTITUCIONES BANCARIAS Y/O FINANCIERAS; GIRAR, ENDOSAR, DEPOSITAR, Y COBRAR CHEQUES ASI COMO GIRAR, DEPOSITAR, ACEPTAR, AVALAR, DAR EN GARANTIA, ASI COMO DESCONTAR, PROTESTAR Y COBRAR, LETRAS DE CAMBIO, LETRAS HIPOTECARIAS, PAGARES. VALES Y EN GENERAL CUALQUIER DOCUMENTACION CREDITICIA; Y, EN GENERAL EFECTUAR TODO TIPO DE OPERACIONES ANTE INSTITUCIONES DEL SISTEMA BANCARIO Y FINANCIERO.

NINGUN APODERADO PODRA. DE MANERA INDIVIDUAL O FIRMANDO CON

                    [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

OTRO, SOLICITAR U OTORGAR PRESTAMOS, O SOLICITAR CARTAS FIANZAS O GARANTIAS, A MENOS QUE CUENTE CON AUTORIZACION ESPECIFICA DE CONFORMIDAD CON EL ESTATUTO O POR ACUERDO ADOPTADO POR LA JUNTA GENERAL DE ACCIONISTAS.

LOS APODERADOS DE LA CLASE B PODRAN, FIRMANDO DE MANERA CONJUNTA CUALESQUIERA DOS DE ELLOS, FIRMAR CHEQUES DE HASTA US$ 100,000.00 (CIEN MIL DOLARES AMERICANOS) O SU EQUIVALENTE EN NUEVOS SOLES.

EL APODERADO CLASE C PODRA, FIRMANDO CONJUNTAMENTE CON UN APODERADO CLASE B FIRMAR CHEQUES HASTA FOR US$ 100,000 (CIEN MIL DOLARES AMERICANOS) O SU EQUIVALENTE EN MONEDA NACIONAL. ADICIONALMENTE, A SOLA FIRMA PODRA: INCRESAR Y RETIRAR FONDOS A TODO TIPO DE INSTITUCIONES BANCARIAS Y/O FINANCIERAS; GIRAR, ENDOSAR, DEPOSITAR, Y COBRAR CHEQUES ASI COMO GIRAR, DEPOSITAR, ACEPTAR, AVALAR, DAR EN GARANTIA, ASI COMO DESCONTAR, PROTESTAR Y COBRAR, LETRAS DE CAMBIO, LETRAS HIPOTECARIAS, PAGARES, VALES Y EN GENERAL QUALQUIER DOCUMENTACION CREDITICIA; Y, EN GENERAL EFECTUAR TODO TIPO DE OPERACIONES ANTE INSTITUCIONES DEL SISTEMA BANCARIO Y FINANCIERO.

FINALMENTE, CUALQUIER APODERADO CLASE A FIRMANDO INDIVIDUALMENTE, Y/O APODERADO CLASE C FIRMANDO INDIVIDUALMENTE PODRAN : SOLICITAR Y NEGOCIAR ANTE LAS INSTITUCIONES BANCARIAS Y FINANCIERAS, CARIAS FIANZAS HASTA POR UN MONTO DE US$

10 000,000.00 CON EL FIN DE GARANTIZAR OPERACIONES DE INTERNAMIENTO TEMPORAL DE CONCENTRADOS E INSOMOS.

6. FACULTAR AL SR. JUAN CARLOS HUYHUA MAMANI, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL NO 10495170, CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE NO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO, A FIN DE QUE PUEDA:

A) REPRESENTAR A LA SOCIEDAD ANTE LA DISCAMEO EN ESPECIAL EN RELACION AL USO DE EXPLOSIVOS. REALIZANDO TODOS LOS TRAMITES Y GESTIONES NECESARIOS ANTE DICHA ENTIDAD PUDIENDO SUSCRIBIR TODOS LOS DOCUMENTOS PUBLICOS Y PRIVADOS NECESARIOS.

B) REPRESENTAR A LA SOCIEDAD ANTE LA DIRECCION ANTIBROGAS DE LA POLICIA NACIONAL DEL PERU (DINANDEO), EL MINISTERIO DE INDUSTRIA, TURISMO, INTEGRACION Y NEGOCIACIONES COMERCIALES INTERNACIONALES (MITINCI) Y/0 CUALQUIER ENTIDAD PUBLICA REALIZANDO LAS TRAMITES Y GESTIONES NECESARIOS DE ACUERDO A LEY CON RELACION A LOS INSUMOS QUIMICOS FISCALIZADOS; PUDIENDO SUSCRIBER TODOS LOS DOCUMENTOS PUBLICOS Y PRIVADOS RELACIONADOS CON LA COMPRA O PRODUCCION DE DICHOS INSUMOS. PARTICULARMENTE RELACIONADOS CON SU TRANSPORTE, ALMACENAMIENTO, USO Y COMERCIALIZACION.

7. AUTORIZAR AL ING. ANGEL ALVARES ANGULO, PARA QUE SUSCRIBA TODOS LOS DOCUMENTOS PUBLICOS Y PRIVADOS QUE HUERAN NECESARIOS PARA EL PERFECCIONAMIENTO DEL PRESENTE ACUERDO UNA VEZ

                    [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

SUSCRITO EL CONTRATO DE TRANSFERENCIA DE ACCIONES DE LA EMPRESA MINERA COBRIZA S.A. ENTRE CENTROMIN Y DOE RUN MINING SRL. EL 31 DE AGOSTO DE 1998., ASI COMO PARA QUE REALICE TODOS LOS TRAMITES NECESARIOS PARA SU INSCRIPCION EN LOS REGISTROS PUBLICOS QUE CORRESPONDA.

8. EN CASO DE NO SUSCRIBIRSE EL REFERIDO CONTRATO, EL PRESENTE ACUERDO QUEDARA SIN EFECTO, QUEDANDO LIBERADO EL ING. ANGEL ALVAREZ ANGULO DEL COMPLIMIENTO DEL ENCARGO ANTERIOR.

9. DISPENSAR AL PRESENTE ACUERDO DEL TRAMITE DE LECTURA Y APROBACION PREVIA DEL ACTA.

EN ESTE ACTO, SE SUSPENDIO LA SESION PARA REDACTAR LA PRESENTE ACTA; A LA CUAL, UNA VEZ REABIERTA LA SESION, SE DIO LECTURA. SIENDO APROBADA Y SUSCRITA POR EL ACCIONISTA, CONJUTAMENTE CON EL SECRETARIO, CERRANDOSE LA REUNION A LAS 12 HORAS.

A CONTINUACION SIGUEN DOS FIRMAS ILEGIBLES.

OTRO INSERTO- COMPROBANTE

RECONOCIMIENTO DEL COMPLIMIENTO DE LA CONDICION SUSPENSIVA EMPRESA MINERA DEL CENTRO DEL PERU S.A., EN ADELANTE CENTROMIN, CON REGISTRO UNICO DEL CONTRIBUYENTE NUMERO 10017653. INSCRITA EN EL ASIENTO 1, FOJAS 423. TOMO IV DEL LIBRO DE SOCIEDADES CONTRACTUALES Y OTRAS PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE MINERIA, OFICINA REGISTRAL REGIONAL DE

LIMA, CON DOMICILIO EN AVENIDA JAVIER FRADO ESTE NO 2155, DISTRITO DE SAN BORJA, PROVINCIA Y DEPARTAMENTO DE LIMA. REBIDAMENTE REPRESENTADA POR EL INGENIERO CESAR POLO ROBILLARD. IDENTIFICADO CON LIBRETA ELECTROAL NUMERO 10540500, AUTORIZADO POR ACUERDO DEL DIRECTORIO DE CENTROMIN NUMERO 54-A-98 DE FECHA 09 DE JULIO DE 1998; DOE RUN MINING S.R.L., CON REGISTRO UNICO DEL CONTRIBUYENTE NUMERO 37708287, INSCRITA EN EL ASIENTO 1, DE LA FICHA NUMERO 143928 DEL REGISTRO MERCANTIL DE LIMA, CON DOMICILIO LEGAL EN VICTOR ANDRES BELAUNDE NUMERO 147, CENTO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO. DEBIDAMENTE REPRESENTADO POR EL SENOR KENNETH E. HECKER, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTE NUMERO N-100471, FACULTADO DE ACUERDO A PODER INSCRITO EN LA PARTIDA ELECTRONICA NUMERO 11017540 DEL REGISTRO DE PERSONAS JURIDICAS DE LIMA; Y, EMPRESA MINERA COBRIZA S.A., EN ADELANTE COBRIZA S.A., CON REGISTRO UNICO DEL CONTRIBUYENTE NUMERO 33339909, INSCRITA EN EL ASIENTO 1 DE LA FICHA NUMERO 040356 DEL LIBRO DE SOCIEDADES CONTRACTUALES Y OTRAS PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE MINERIA Y EN LA FICHA NO. 131512 DEL LIBRO DE SOCIEDADES MERCANTILES DEL REGISTRO DE PERSONAS JURIDICAS. CON DOMICILIO EN AVENIDA JAVIER PRADO ESTE NUMERO 2175, SAN BORJA REPRESENTADA POR EL INGENIERO ANGEL ALVAREZ ANGULO, CON LIBRETA ELECTORAL NUMERO 07276927, AUTORIZADO POR ACUER-

                    [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

DO DE JUNTA GENERAL DE ACCIONISTAS NUMERO 3-98 DE FECHA 31 DE AGOSTO DE 1998.

A CENTROMIN, DOE RUN MINING S.R.L. Y COBRIZA S.A. SE LES DENOMINARA LOS DECLARANTES.

CLAUSULA PRIMERA: ANTECEDENTES

1.1) POR ESCRITURA PUBLICA OTORGADA ANTE EL SENOR NOTARIO PUBLICO DE LIMA, DR. PERCY GONZALES VIGIL, CON FECHA 02 DE AGOSTO DE 1996, SE CONSTITUYO LA EMPRESA MINERA COBRIZA S.A. CON UN CAPITAL SOCIAL DE S/. 10,000.00 INTEGRAMENTE SUSCRITO Y PAGADO, DEBIDAMENTE INSCRITA EN LA FICHA NO. 132405 DEL LIBRO DE SOCIEDADES MERCANTILES DEL REGISTRO DE PERSONAS JURIDICAS Y EN EL ASIENTO 1 DE LA FICHA 040356 DEL LIBRO DE SOCIEDADES CONTRACTUALES Y OTRAS PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE MINERA.

1.2) POR ESCRITURA PUBLICA DE FECHA 3 DE AGOSTO DE 1998, OTORGADA ANTE EL SENOR NOTARIO PUBLICO DE LIMA, MARIO CESAR ROMERO VALDIVIESO, SE AUMENTO EL CAPITAL SOCIAL DE LA EMPRESA A LA SUMA DE S/. 80'869,816.00 EL MISMO QUE QUEDO INSCRITO EN EL ASIENTO NUMERO 3 DE LA FICHA NUMERO 40356 DEL REGISTRO DE PERSONAS NATURALES Y JURIDICAS DEL REGISTRO PUBLICO DE MINERIA.

1.3) MEDIANTE ACUERDO 3-98 DE JUNTA GENERAL DE ACCIONISTAS DE COBRIZA S.A. DE FECHA 31 DE AGOSTO DE 1998, SE MODIFICO TOTALMENTE EL ESTATUTO SOCIAL DE LA EMPRESA, SE

DESIGNO A LOS NUEVOS MIEMBROS DEL DIRECTORIO, SE NOMBRO EL NUEVO GERENTE GENERAL, SE NOMBRARON APODERADOS ESPECIALES, Y SE OTORGARON PODERES ESPECIALES; QUEDANDO DICHO ACUERDO CONDICIONADO A LA SUSCRIPCION DE EL CONTRATO DE TRANSFERENCIA DE ACCIONES DE LA EMPRESA MINERA COBRIZA S.A. ENTRE CENTROMIN Y DOE RUN MINING SRL., EN ADELANTE CONTRATO.

CLAUSULA SEGUNDA: RECONOCIMIENTO

POR LA PRESENTE LOS DECLARANTES RECONOCEN QUE CON FECHA 31 DE AGOSTO DE 1998 SE HA SUSCRITO EL CONTRATO, DANDOSE POR CUMPLIDA LA CONDIION SUSPENSIVA DE MODIFICACION TOT DEL ESTATUTO SOCIAL, DESIGNACION DE NUEVOS MIEMBROS DEL DIRECTORIO, NOMBRAMIENTO DE NUEVO GERENTE GENERAL, NOMBRAMIENTO DE APODERADOS ESPECIALES Y OTORGAMIENTO DE PODERES ESPECIALES REFERIDOS EN EL NUMERAL 1.3 Y COMO CONSECUENCIA TANTO LA MODIFICATION TOTAL DE ESTATUTO, DESIGNACION DE NUEVOS MIEMBROS DEL DIRECTORIO, NOMBRAMIENTO DE NUEVO GERENTE GENERAL, NOMBRAMIENTO DE APODERADOS ESPECIALES Y OTORGAMIENTO DE PODERES ESPECIALES A LA QUE SE HA HECHO REFERENCIA EN LA CLAUSULA 1.3 DEL PRESENTE INSTRUMENTO HA SURTIDO SUS EFECTOS LEGALES.

CLAUSULA TERCERA: INSCRIPCION EN REGISTROS PUBLICOS

LOS DECLARANTES EXTIENDEN LA PRESENTE DE CONFORMIDAD CON EL ARTICULO 629. DEL REGLAMENTO DE LAS INSCRIPCIONES DEL REGISTRO PUBLICO.

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

AGREGUE USTED, SENOR NOTARIO, LO DEMAS QUE FUERE DE LEY.

LIMA, TREINTIUNO DE AGOSTO DE MIL NOVECIENTOS NOVENTIOCHO

FIRMADO: CESAR AUGUSTO POLO ROBILLIARD, EN REPRESENTACION DE EMPRESA MINERA DEL CENTRO DEL PERU S.A.

FIRMADO: KENNETH E. MECKER, EN REPRESENTACION DE DOE RUN MINING S.R.L.

FIRMADO: ANGEL ALVAREZ ANGOLO, EN REPRESENTACION DE LA EMPRESA MINERA COBRIZA
S.A.

INSERTO. COMPROBANTE.

ANIBAL CORVETTO ROMERO, NOTARIO - ABOGADO DE LIMA, CERTIFICA: QUE MA TENIDO A LA VISTA EL LIBRO DENOMINADO: "ACTAS DE DIRECTORIO NO 24", PERTENECIENTE A LA RAZON
SOCIAL: "EMPRESA MINERA DEL CENTRO DEL PERU S.A. "CENTROMIN PERU S.A." LEGALIZADO POR ANTE EL NOTARIO MARIO CESAR ROMERO VALDIVIESO, CON FECHA SEIS DE ABRIL DE MIL NOVECIENTOS NOVENTIOCHO, REGISTRADO BAJO EL NUMERO 261-98 Y NE CONSTATADO QUE DE FUJAS NOVENTICUATRO Y SIGUIENTES, CORRE DEBIDAMENTE EXTENDIDA Y FIRMADO EL ACTA DE SESION DE DIRECTORIO, CUYO TENOR LITEHAL EN SU PARTE PERTINENTE QUE SE ME PIDE TRANSCRIBIR ES COMO SIGUE:

EMPRESA MINERO DEL CENTRO DEL PERU S.A.

CENTROMIN PERU S.A.

ACTA DE SESION DE DIRECTORIO

SESION NO 13-93

PECHA: LIMA, 09 DE JULIO DE 1998

HORA DE INICIO: 18:00 HORAS

HORA DE CIERRE: 18:00 HORAS

QUORUM: REGLAMENTARIO

ASISTENTES

PRESIDENTE: ING. JORGE MERIMO TAFUR

MIEMBUROS: ING. ALFONSO ZUZUNAGA GUITTERREZ

ING. LUIS MIROTA TANAKA

ING. GERWER CAMPERO ELIAS

DR. OSWALDO HUNSKOFF EXEBIO

DR. HERNAN NOPO ODAR

FUNCIONARIOS: ING. ANGEL ALVAREZ

GERENTE GENERAL

ING. ALBERTO PEREZ

GERENTE DE ASUNTOS AMBIENTALES

ING. MIGUEL CORTEZ

COORDINADORA DE PROYECTOS DE ASUNTOS AMBIENTALES

ING. JUAN YUPANQUI

COORDINADOR DE PROYECTOS DE ASUNTOS AMBIENTALES - LA OROYA

ING. CARLOS LLAJA

COORDINADOR DE PROYECTOS DE ASUNTOS AMBIENTALES - CERRO DE PASCO

DR. JUAN JOSE HARO

ARTHUR ANDERSEN

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

DR. LUIS GUTIERREZ ADRIANZEN

SECRETARIO GENERAL

(. . .)

D.- ORDEN DEL DIA

(. . .)

3. - CONTRATO DE TRANSFERENCIA ACCIONES DE CODRIZA S.A.

ACUERDO NO 54-A-98

CONSIDERANDO:

QUE. HABIENDO OTORGADO LA BUENA PRO DEL CONCURSO PUBLICO INTERNACIONAL PRI-31-98, PROMOCION DE LA INVERSION PRIVADA EN LA UNIDAD DE PRODUCCION DE COBRIZA, RESULTA NECESARIO PROCEDER A FORMALIZAR DICHA ADJUDICACION.

DE CONFORMIDAD CON EL NUMERAL 2 DEL ACUERDO NUMERO 03-96 DE LA JUNTA GENERAL DE CENTROMIN PERU S.A. DE FECHA 30 DE MAYO DE 1996. CONCORDANTE CON EL INCISO "M" DEL ARTICULO 40 DEL ESTATUTO DE CENTROMIN PERU S.A., APROBADO FOR D.S. NUMERO 019-82-EM/SM. -

SE ACUERDA POR UNANIMIDAD:

1. - AUTORIZAR AL ING. CESAR POLO ROBILLIARD, PARA QUE EN REPRESENTACION DE CENTROMIN PERU S.A. SUSCRIBA EL CONTRATO DE TRANSFERENCIA DE ACCIONES DE LA EMPRESA MINERA COBRIZA S.A.

2. - AUTORIZAR AL MISMO INGENIERO PARA LA SUSCRIPCION DE LOS CONTRATOS DE TRANSFERENCIA DE ACCIONES DE COBRIZA S.A. QUE

PUDIERA ADQUIRIR LOS TRABAJADORES DE CENTROMIN PERU S.A.

3. - AUTORIZAR AL MISMO INGENIERO PARA QUE SUSCRIBA LA DOCUMENTACION QUE FUERA NECESARIA PARA PERFECCIONAR EL PRESENTE ACQERDO, PREVIO EL CUMPLIMIENTO DE LAS DISPOSICIONES ADMINISTRATIVAS Y LEGALES APLICABLES AL ASUNTO

SIN MAS ASUNTOS QUE TRATAR SE DIO POR CONCLUIDA LA SESION

A CONTINUACION SIGUEN SEIS FIRMAS ILEGIBLES.-

OTRO INSERTO: ARTICULO SETENTA Y CUATRO DEL CODIGO PROCESAL CIVIL.

ARTICULO 740.- FACULTADES GENERALES.- LA REPRESENTACION JUDICIAL CONFIERE AL REPRESENTANTE LAS ATRIBUCIONES Y POTESTADES GENERALES QUE CORRESPONDEN AL REPRESENTADO, SALVO AQUELLAS PARA LAS QUE LA LEY EXIGE FACULTADES EXPRESAS. LA REPRESENTACION SE ENTIENDE OTORGADA PARA TODO EL PROCESO, O INCLUSO PARA LA [ILLEGIBLE] DE LA SENTENCIA Y EL COBRO DE COSTAS Y COSTOS LEGITIMANDO AL REPRESENTANTE PARA SU INTERVENCION EN EL PROCESO Y REALIZACION DE TODOS LOS ACTOS DEL MISMO, SALVO AQUELLOS QUE REQUIERAN LA INTERVENCION PERSONAL Y DIRECTA DEL REPRESENTADO.

OTRO INSERTO: ARTICULO SENTENTA Y CINCO DEL CODIGO PROCESAL CIVIL.

ARTICULO 750.- FACULTADES ESPECIALES - SE REQUIERE EL OTORGAMIENTO DE FACULTADES ESPECIALES PARA REALIZAR TODOS LOS ACIOS DE DISPOSICION DE DERECHOS SUSTANTIVOS Y PARA DEMAN-

                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

DAR, RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES, DESISTIRSE DEL PROCESO Y DE LA PRETENSION ALLANARSE A LA PRETENSION, CONCILTAR, TRANSIGER, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y PARA LOS DEMAS ACTOS QUE EXPRESE LA LEV.

CONCLUSION.-

FORMALIZADO EL INSTRUMENTO INSTRUI AL OTORGANTE DE SU OBJETO Y RESULTADOS, ASI COMO SE DIO LECTURA DE TODO EL CONFORME A LEY POR EL OTORGANTE DE LO QUE DOY FE Y DESPUES DE LO CUAL SE AFIRMO Y RATIFICO EN SU CONTENIDO Y PROCEDIO A FIRMARLA POR ANTE MI, DE LO QUE DOY FE, DEJANDO CONSTANCIA QUE ESTA ESCRITURA SE INICIA EN LA FOJA NOMERO DE SERIE: 4333439, Y CONCLUYE EN LA FOJA NUMERO DE SERIE:
4283428 VUELTA, DE LO QUE DOY FE.-

FIRMADO: ANGEL ALVAREZ ANGULO, EN REPRESENTACION DE LA EMPRESA MINERA COBRIZA
S.A.

CONCLUYE LA SUSCRIPCION DE ESTA ESCRITURA EL TREINTIUNO DE AGOST DE MIL NOVECIENTOS NOVENTIOCHO.-

ANTE MI: ANIBAL CORVETTO ROMERO, ABOGADO NOTARIO DE ESTA CAPITAL.

CONCUERDA; EL PRESENTE TESTIMONIO CONLA ESCRITURA ORIGINAL DE SU REFERENCIA CORRIENTE A FOJAS CUARENTA MIL VEINTE, DE MI REGISTRO DE ESCRITURAS PUBLICAS CORRESPONDIENTE AL BIENIO

EN CURSO, Y A SOLICITUD DE PARTE INTERESADA SE EXPIDE EL PRESENTE TESTIMONIO EN DIECINUEVE FOJAS UTILES LAS MISMAS QUE SIGNO, SELLO, RUBRICO Y FIRMO EN LA CIUDAD DE LIMA. A LOS ONCE DIAS DEL MES DE SETIEMBRE DE MIL NOVECIENTOS NOVENTIOCHO.

               [SEALS OMITTED]     /s/ Anibal Corvetto Romero

                                   --------------------------
                                      ANIBAL CORVETTO ROMERO
                                         NOTARIO ABOGADO
                                           [ILLEGIBLE]
                                   --------------------------

INSCRIPCION: INSCRITA EL ACUERDO DE JUNTA GENERAL DE ACCIONISTAS DE EMPRESA MINERA COBRIZA S.A., POR LE QUE MODIFICAN TOTALMENTE SUS ESTATUTOS SOCIALES, LA DESIGNACION DEL NUEVO DIRECTORIO, NOMBRAMIENTO DEL GERENTE GENERAL A FAVOR DEL SENOR KENNETH RICHARD BUCKLEY, NOMBRAMIENTO DE APODERADOS ESPECIALES Y OTORGAMIENTO DE PODERES ESPECIALES, EN EL ASIENTO 07, DE LA FICHA NO 40356, DEL LIBRO DE SOCIEDADES CONTRACTUALES Y OTRAS PERSONAS JURIDICAS DEL REGISTRO PUBLICO DE MINERIA DE LIMA (17-09-98).

LIMA, 23 DE SETIEMBRE DE 1,998.

                [SEAL OMITTED]     /s/ Anibal Corvetto Romero

                                   --------------------------
                                      ANIBAL CORVETTO ROMERO
                                         NOTARIO ABOGADO
                                           [ILLEGIBLE]
                                   --------------------------

                             Anibal Corvetto Romero

                           Attorney - at-Law - Notary

                            Plaza 27 de Noviembre 250

                            (Av. Central) San Isidro

                           Phone: 422-9564 - 442-9369

                               Facsimile: 421-8778

                                 Certified Copy

Of the Deed of:           TOTAL AMENDMENT OF THE BY-LAWS, DESIGNATION OF
                          MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF
                          THE GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS
                          AND GRANTING OF SPECIAL POWERS OF ATTORNEY.

Granted by:               EMPRESA MINERA COBRIZA S.A.

                              Lima, August 31, 1998

Folio  40,020

                               Filing Card 30,879

FILING CARD: 30879                                           FOLIO: 40,020

TOTAL AMENDMENT OF THE BY-LAWS, DESIGNATION OF MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF THE GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS AND GRANTING OF SPECIAL POWERS OF ATTORNEY EXECUTED BY:

EMPRESA MINERA COBRIZA S.A.

IN THE CITY OF LIMA, ON THE THIRTY FIRST DAY OF THE MONTH OF AUGUST, NINETEEN HUNDRED AND NINETY EIGHT, BEFORE ME, ANIBAL CORVETTO ROMERO, ATTORNEY-AT-LAW, NOTARY PUBLIC OF THIS CAPITAL CITY, THERE APPEARED:

ANGEL ALVAREZ ANGULO, OF PERUVIAN NATIONALITY, DULY IDENTIFIED BY VOTER'S REGISTRATION CARD NUMBER 07276927 , WHO STATED THAT HE WAS OF CIVIL STATUS:
MARRIED, PROFESSION: GEOLOGIST ENGINEER, WITH MILITARY DRAFT CARD NUMBER:
30011943, WHO IS ACTING ON BEHALF AND IN REPRESENTATION OF THE EMPRESA MINERA COBRIZA S.A., WITH SOLE TAXPAYER'S REGISTRATION NUMBER 33339909, DULY AUTHORIZED IN ACCORDANCE WITH A

CERTIFICATE THAT IS INSERTED.

THE PERSON APPEARING, IS OF FULL LEGAL AGE, ABLE TO ENTER INTO CONTRACTS AND COMMANDS THE SPANISH LANGUAGE, WHOM I HAVE IDENTIFIED AS I ATTEST, WITH SUFFICIENT CAPACITY, FREEDOM AND KNOWLEDGE TO COMMIT HIMSELF, WHICH I ALSO ATTEST; AND DELIVERED TO ME A DULY SIGNED AND AUTHORIZED DRAFT FOR ITS CONTENTS TO BE RECORDED AS A PUBLIC DEED, THE SAME WHICH IS FILED AWAY IN ITS RESPECTIVE DRAFT DOSSIER UNDER THE RESPECTIVE ORDER NUMBER WHICH I ALSO ATTEST AND WHICH HAS THE FOLLOWING LITERAL DRIFT:

DRAFT: MR. NOTARY DOCTOR ANIBAL CORVETTO ROMERO:

PLEASE RECORD IN YOUR REGISTER OF PUBLIC DEEDS A DEED OF TOTAL AMENDMENT OF THE BY-LAWS, DESIGNATION OF MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF THE GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS AND GRANTING OF SPECIAL POWERS OF ATTORNEY

THAT IS EXECUTED BY THE EMPRESA MINERA COBRIZA S.A., DOMICILED AT AVENIDA LA POESIA 155, SAN BORJA, DULY REPRESENTED BY MR. ANGEL ALVAREZ ANGULO, IDENTIFIED BY VOTER'S REGISTRATION CARD NUMBER 07276927, AUTHORIZED BY A RESOLUTION OF THE GENERAL SHAREHOLDERS MEETING DATED AUGUST THIRTY FIRST, NINETEEN HUNDRED
AND NINETY EIGHT, WHJICH YOU WILL PLEASE INSERT; IN THE FOLLOWING TERMS AND
CONDITIONS:


FIRST: BACKGROUND

1.1 EMPRESA MINERA COBRIZA S.A., HEREINAFTER COBRIZA S.A. WAS INCORPORATED BY A PUBLIC DEED DATED AUGUST 2, 1996, EXECUTED BEFORE NOTARY DR. PERCY GONZALES VIGIL B., WITH AN INITIAL CAPITAL STOCK OF S/. 10,000 (TEN THOUSAND AND 00/100 NUEVOS SOLES). THE CORPORATE INCORPORATION AND BY-LAWS WERE RECORDED IN ENTRY 01 OF FILE No 13152 OF THE BOOK OF COMMERCIAL COMPANIES OF
    THE REGISTER OF JURIDICAL PERSONS OF LIMA AND IN ENTRY 1 OF FILE 040356 OF THE BOOK OF CONTRACTUAL COMPANIES

    AND OTHER JURIDICAL PERSONS OF THE PUBLIC REGISTER OF MINING.

1.2 BY A PUBLIC DEED DATED AUGUST 3, 1998, EXECUTED BEFORE NOTARY MARIO CESAR ROMERO VALDIVIESO, THE CAPITAL STOCK OF COBRIZA S.A. WAS INCREASED TO THE SUM OF S/. 80'869,816 (EIGHTY MILLION EIGHT HUNDRED AND SIXTY NINE THOUSAND EIGHT HUNDRED SIXTEEN AND 00/100 NUEVOS SOLES), WHICH WAS RECORDED IN ENTRY No 3 OF FILE 40356 OF THE REGISTER OF NATURAL AND JURIDICAL PERSONS
    OF THE PUBLIC REGISTER OF MINING.

1.3 THE CONTRACT FOR THE TRANSFER OF SHARES OF COBRIZA S.A. BETWEEN CENTROMIN PERU S.A. AND DOE RUN MINING SRL WAS SIGNED UNDER THE REGIME OF LEGISLATIVE DECREE No 674 ON AUGUST 31, 1998.

SECOND

BY MEANS OF A GENERAL SHAREHOLDERS MEETING DATED AUGUST 31, 1998, IT WAS RESOLVED THAT ONCE THE TRANSFER OF SHARES OF COBRIZA S.A. OWNED BY CENTROMIN PERU S.A. TO DOE RUN MINING SRL MENTIONED IN NUMERAL 1.3 WAS CONCLUDED AND FOR

THE PURPOSE OF FACILITATING TO THE NEW OWNER OF COBRIZA S.A.'S SHARES THE CONTINUITY OF HIS MANAGEMENT BODIES, THE FOLLOWING WOULD BE DONE: TOTAL AMENDMENT OF THE BY-LAWS, DESIGNATION OF MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF THE GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS AND GRANTING OF SPECIAL POWERS OF ATTORNEY, AS APPEARS IN THE PREVIOUSLY INDICATED MINUTES OF THE GENERAL SHAREHOLDERS MEETING, THAT YOU, MR. NOTARY WILL PLEASE INSERT AS AN INTEGRAL PART OF THIS DEED.

ALSO, IT WAS UNANIMOUSLY RESOLVED IN THAT MEETING TO AUTHORIZE ENGINEER ANGEL ALVAREZ ANGULO TO SIGN THE PUBLIC AND PRIVATE DEEDS THAT ARISE IN THE RESOLUTION ADOPTED IN THE GENERAL SHAREHOLDERS MEETING DATED AUGUST 31, 1998, AS WELL
AS TO PROCEED WITH ALL THE STEPS THAT MAY BE NECESSARY FOR ITS REGISTRATION WITHIN THE RESPECTIVE PUBLIC REGISTERS ONCE THE CONTRACT FOR TRANSFER OF SHARES MENTIONED IN

NUMERAL 1.3 HAS BEEN SIGNED.

THIRD

IT IS SPECIFIED BY MEANS OF THIS DEED THAT THE CONTRACT FOR THE TRANSFER OF SHARES OF COBRIZA S.A. MENTIONED IN NUMERAL 1.3 HAVING BEEN SIGNED ON AUGUST 31, 1998, AS APPEARS IN THE DECLARATION OF ACKNOWLEDGMENT OF FULFILLMENT OF THE SUSPENSIVE CONDITION OF THE SAME DATE, THAT YOU, MR. NOTARY, WILL PLEASE INSERT; THE AMENDMENT OF THE BY-LAWS, DESIGNATION OF MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF THE NEW GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS AND GRANTING OF SPECIAL POWERS OF ATTORNEY THAT IS MENTIONED IN THE MINUTES DATED AUGUST 31, 1998 SHALL PROCEED, THESE ACTS SHALL HAVE FULL JURIDICAL EFFECTS.

PLEASE ADD, MR. NOTARY, THE INTRODUCTION AND THE CLAUSES REQUIRED BY LAW AND THE INSERTS THAT MAY APPLY AND SEND THE RESPECTIVE COMMUNICATIONS TO THE REGISTERS.

LIMA, AUGUST THIRTY FIRST, NINETEEN HUNDRED AND NINETY EIGHT.

SIGNED: ANGEL ALVAREZ ANGULO, ON BEHALF OF EMPRESA MINERA COBRIZA S.A.

THIS DRAFT IS AUTHORIZED BY DOCTOR LUCIANO BARCHI VELAOCHAGA, LAWYER WITH LIMA BAR ASSOCIATION NUMBER: 15455

INSERT: CERTIFICATE.

ANIBAL CORVETTO ROMERO, NOTARY - ATTORNEY-AT-LAW OF LIMA, CERTIFIES: THAT HE HAS HAD BEFORE HIM THE BOOK DESIGNATED AS:" MINUTES OF THE GENERAL SHAREHOLDERS MEETING No 01, BELONGING TO THE CORPORATION: EMPRESA MINERA COBRIZA S.A., LEGALIZED BEFORE NOTARY CESAR ROMERO VALIDIVIESO ON APRIL SIX, NINETEEN HUNDRED AND NINETY EIGHT, REGISTERED UNDER NUMBER 263-98 AND HE HAS VERIFIED THAT FROM FOLIOS THIRTY NINE AND FOLLOWING, THERE APPEARS TO HAVE BEEN DULY EXECUTED AND SIGNED THE MINUTES OF THE GENERAL SHAREHOLDERS' MEETING OF EMPRESA MINERA COBRIZA S.A., WHOSE LITERAL

DRIFT I HAVE BEEN REQUESTED TO TRANSCRIBE WHICH IS AS FOLLOWS:

MINUTES OF THE GENERAL SHAREHOLDERS MEETING OF EMPRESA MINERA COBRIZA S.A. IN LIMA, ON THE 31ST DAY OF THE MONTH OF AUGUST, 1998, AT 10:00 HOURS, WHILE ENGINEER LUIS HIROTA TANAKA, DOMICILED AT AV. POESIA 155, SAN BORJA, WITH VOTER'S REGISTRATION CARD 07201774, REPRESENTING 100% OF THE SHARES OF THE CAPITAL STOCK OF S/. 80'869,816 (EIGHTY MILLION EIGHT HUNDRED AND SIXTY NINE THOUSAND EIGHT HUNDRED SIXTEEN AND 00/100 NUEVOS SOLES), DIVIDED INTO 80'869,816 COMMON SHARES WITH A FACE VALUE OF S/.1.00 (ONE NUEVO SOL) EACH, FULLY SUBCRIBED AND PAID UP BY CENTROMIN S.A., WAS PRESENT AND DR. LUIS GUTIERREZ ADRIANZEN ACTED AS SECRETARY.

ALL THE FULLY SUBSCRIBED AND PAID UP CAPITAL OF THE CORPORATION BEING REPRESENTED AND IN ACCORDANCE WITH THE FINAL PARAGRAPH OF ARTICLE 3.07 OF THE BY-LAWS OF COBRIZA S.A., WHICH IS IN ACCORDANCE WITH ART. 120 OF THE GENERAL

CORPORATIONS ACT, IT WAS RESOLVED TO HOLD A SESSION OF THE GENERAL MEETING, OMITTING THE FORMALITIES OF A SUMMONS FOR THE PURPOSE OF DEALING WITH THE SUBJECTS LISTED BELOW:

/ /  AMENDMENT OF THE BY-LAWS.
/ /  RESIGNATION AND DESIGNATION OF MEMBERS OF THE BOARD OF DIRECTORS.
/ /  RESIGNATION OF THE GENERAL MANAGER AND APPOINTMENT OF A NEW GENERAL
     MANAGER.
/ /  APPOINTMENT OF SPECIAL ATTORNEYS AND
/ /  GRANTING OF SPECIAL POWERS OF ATTORNEY IN BANKING MATTERS.

RESOLUTION No 03-98

CONSIDERING:

THAT, IN VIEW OF THE FORTHCOMING TRANSFER OF THE SHARES OF EMPRESA MINERA COBRIZA S.A. TO DOE RUN MINING SRL. WHICH HAS BEEN FORESEEN FOR AUGUST 31, 1998 AND UPON THE REQUEST OF THE LATTER, IT IS ADVISABLE TO ADOPT THE RELEVANT RESOLUTIONS FOR THE PURPOSE OF FACILITATING THE CONTINUITY OF ITS MANAGEMENT BODIES INTO THE

FUTURE TO THE NEW OWNER OF THE SHARES OF COBRIZA S.A.

IN ACCORDANCE WITH LITERAL A) OF ARTICLE 3.05 AND THE OTHER RELEVANT ARTICLES OF THE BY-LAWS OF COBRIZA S.A.

IT IS UNANIMOUS RESOLVED:

1. TO AMEND THE BY-LAWS WHICH SHALL HEREINAFTER HAVE THE FOLLOWING WORDING:

"BY-LAWS

FIRST TITLE

NAME, DOMICILE AND DURATION OF THE COMPANY FIRST ARTICLE

THE COMPANY SHALL BE DESIGNATED AS EMPRESA MINERA COBRIZA S.A. ITS PURPOSE IS TO DEVOTE ITSELF GENERALLY TO THE ACTIVITIES THAT BELONG TO THE MINING INDUSTRY, SUCH AS SAMPLING, PROSPECTING, EXPLORATION, EXPLOITATION, GENERAL WORK, SMELTING, MARKETING AND MINING TRANSPORTATION IN ACCORDANCE WITH THE PROVISIONS OF THE MINING ACTIVITY LAWS IN FORCE; TO PERFORM EXPORT ACTIVITIES; BEING ALSO

ENTITLED TO PERFORM ALL CIVIL, INDUSTRIAL, COMMERCIAL OR ANY OTHER KIND OF ACTS AND OPERATIONS THAT ARE RELATED TO OR WHICH PROMOTE ITS MAIN CORPORATE PURPOSE.

IT IS DOMICILED IN THE CITY OF LIMA AND MAY ESTABLISH BRANCH OFFICES, AGENCIES OR ESTABLISHMENTS IN ANY OTHER PART OF THE REPUBLIC OR ABROAD. IT HAS AN INDETERMINATE DURATION. IT SHALL BE INCORPORATED AS OF JUNE 22, 1996 AND INITIATES ITS OPERATIONS FROM APRIL 1, 1998.

SECOND TITLE

CAPITAL STOCK AND SHARES

SECOND ARTICLE

THE CAPITAL STOCK IS S/. 80'869,816 (EIGHTY MILLION EIGHT HUNDRED AND SIXTY NINE THOUSAND EIGHT HUNDRED SIXTEEN AND 00/100 NUEVOS SOLES), DIVIDED INTO 80'869,816 SHARES WITH A FACE VALUE OF S/.1.00 (ONE NUEVO SOL) EACH, FULLY SUBCRIBED AND PAID UP.

THIRD ARTICLE

THE SHAREHOLDER THAT PROPOSES TO PARTIALLY OR TOTALLY TRANSFER HIS SHARES TO ANOTHER SHAREHOLDER OR TO THIRD PARTIES MUST COMMUNICATE IT TO THE CORPORATION BY MEANS OF A LETTER ADDRESSED TO THE GENERAL MANAGER, WHO WILL COMMUNICATE IT TO THE OTHER SHAREHOLDERS WITHIN THE NEXT TEN DAYS SO THAT WITHIN THE TERM OF THIRTY DAYS, THEY MAY EXERCISE THEIR PREFERENTIAL PURCHASE RIGHT PRO RATA TO THEIR SHARE OF THE CAPITAL.


THE SHAREHOLDER'S COMMUNICATION MUST INDICATE THE NAME OF THE PROSPECTIVE PURCHASER AND, SHOULD IT BE A JURIDICAL PERSON, THAT OF ITS PRINCIPAL PARTNERS OR SHAREHOLDERS, THE NUMBER AND CLASS OF SHARES THAT THE SHAREHOLDER WISHES TO TRANSFER, THE PRICE AND OTHER TERMS OF THE TRANSFER.

THE PRICE OF THE SHARES, THE MANNER OF PAYMENT AND THE OTHER TERMS OF THE OPERATION SHALL BE THOSE THAT HAVE BEEN COMMUNICATED TO THE CORPORATION BY THE SHAREHOLDER THAT IS INTERESTED IN THE TRANSFER. SHOULD THE TRANSFER OF THE SHARES BE BY MEANS OF A PURCHASE OTHER THAN A SALE OR BY A LUCRATIVE TITLE, THE PRICE OF THE PURCHASE SHALL BE FIXED BY AN AGREEMENT BETWEEN THE PARTIES. SHOULD THERE NOT BE AN AGREEMENT, THE AMOUNT TO BE PAID WILL BE FIXED BY THE JUDGE BY MEANS OF A SUMMARY PROCEEDING. THE SHAREHOLDER MAY TRANSFER THE SHARES TO NON-SHAREHOLDER THIRD PARTIES UNDER THE TERMS THAT HAVE BEEN COMMUNICATED TO THE CORPORATION WHEN SIXTY DAYS HAVE ELAPSED AFTER HAVING COMMUNICATED TO THE CORPORATION HIS DESIRE TO TRANSFER THE SHARES IF THE CORPORATION AND/OR THE OTHER SHAREHOLDERS HAVE NOT STATED THEIR WILLINGNESS TO PURCHASE.

THIRD TITLE

BODIES OF THE CORPORATION

CHAPTER I

GENERAL MEETING

FOURTH ARTICLE

THE GENERAL MEETING IS THE HIGHEST BODY OF THE CORPORATION. IT MEETS IN AN ANNUAL MANDATORY GENERAL MEETING AND OTHER GENERAL MEETINGS IN ACCORDANCE WITH THE LAW.

THE SHAREHOLDERS MAY BE REPRESENTED IN THE MEETINGS BY ANOTHER PERSON. THE POWER OF ATTORNEY MUST BE CONFERRED IN WRITING AND SPECIFICALLY FOR EACH MEETING, EXCEPT IN THE CASE OF POWERS OF ATTORNEY EXECUTED BY MEANS OF A PUBLIC DEED.

FIFTH ARTICLE

THE BOARD OF DIRECTORS SHALL CALL THE GENERAL MEETING WHEN ORDERED BY THE LAW OR WHEN THE BOARD OF DIRECTORS MAY CONSIDER IT TO BE IN THE CORPORATE INTEREST OR WHEN IT IS REQUESTED BY A NUMBER OF SHAREHOLDERS THAT REPRESENT AT LEAST TWENTY PER CENT OF THE SUBSCRIBED SHARES ENTITLED TO VOTE.

THE GENERAL MEETING MAY MEET AT ITS DOMICILE OR IN ANY OTHER CITY OF PERU OR ABROAD.

THE NOTICE FOR THE CALLING OF AN ANNUAL MANDATORY GENERAL MEETING MUST BE PUBLISHED NOT LESS THAN TEN DAYS IN ADVANCE OF THE DATE SET TO HOLD THE MEETING. IN OTHER CASES, EXCEPT IN THOSE IN WHICH THE LAW STIPULATES LONGER TERMS, THE PUBLICATION SHALL BE NO MORE THAN THREE DAYS IN ADVANCE.

WITHOUT PREJUDICE TO THE FOREGOING, THE MEETING SHALL BE UNDERSTOOD TO HAVE BEEN CALLED AND VALIDLY ESTABLISHED TO DEAL WITH ANY MATTER AND ADOPT THE RESPECTIVE RESOLUTIONS, PROVIDED THAT SHAREHOLDERS THAT REPRESENT ALL THE SUBSCRIBED SHARES ENTITLED TO VOTE ARE PRESENT AND UNANIMOUSLY ACCEPT THE HOLDING OF THE MEETING AND THE MATTERS THAT IT PROPOSES TO DEAL WITH.

SIXTH ARTICLE

THE QUORUM IS COMPUTED AND ESTABLISHED AT THE BEGINNING OF THE MEETING. ONCE IT HAS BEEN

VERIFIED, THE CHAIRMAN SHALL DECLARE THAT THE MEETING HAS BEEN INSTALLED.

FOR THE HOLDING OF THE MEETINGS, WHEN NOT DEALING WITH THE MATTERS MENTIONED IN THE NEXT PARAGRAPH, THE ATTENDANCE OF SHAREHOLDERS THAT REPRESENT AT LEAST FIFTY PER CENT OF THE SUBSCRIBED SHARES ENTITLED TO VOTE SHALL BE NECESSARY. THE RESOLUTIONS SHALL BE ADOPTED BY THE ABSOLUTE MAJORITY OF THE SUBSCRIBED SHARES ENTITLED TO VOTE THAT ARE PRESENT IN THE MEETING. FOR THE HOLDING OF THE GENERAL MEETING, WHEN IT IS DEALING WITH THE AMENDMENT OF THE CORPORATE BY-LAWS; THE INCREASE OR REDUCTION OF CAPITAL; THE ISSUING OF LIABILITIES; RESOLVING UPON THE TRANSFER IN A SINGLE ACT OF ASSETS WHOSE BOOK VALUE EXCEEDS FIFTY PER CENT OF THE CAPITAL OF THE CORPORATION, TRANSFORMATION, MERGER, FISSION, REORGANIZATION OR DISSOLUTION OF THE CORPORATION, AS WELL AS TO RESOLVE UPON ITS LIQUIDATION, THE ATTENDANCE OF SHAREHOLDERS THAT REPRESENT AT LEAST TWO THIRDS OF THE SUBSCRIBED SHARES ENTITLED TO VOTE SHALL BE

NECESSARY IN BOTH SUMMONS. THE ABSOLUTE MAJORITY OF THE SUBSCRIBED SHARES ENTITLED TO VOTE AND PRESENT AT THE ASSEMBLY SHALL BE REQUIRED AT LEAST IN BOTH CASES FOR THE RESOLUTIONS TO BE VALID.

CHAPTER II

MANAGEMENT OF THE COMPANY

SEVENTH ARTICLE

THE BOARD OF DIRECTORS IS A CORPORATE BODY THAT IS ELECTED BY THE GENERAL MEETING, IT SHALL CONSIST OF A MINIMUM OF THREE AND A MAXIMUM OF SEVEN MEMBERS.

THE TERM OF DURATION IS FOR THREE YEARS. WITHOUT PREJUDICE TO THE FOREGOING, THE TERM OF THE BOARD OF DIRECTORS CONCLUDES WHEN THE GENERAL MEETING RESOLVES WITH REGARD TO THE FINANCIAL STATEMENTS OF ITS LAST FISCAL YEAR AND ELECTS A NEW BOARD OF DIRECTORS, BUT THE BOARD OF DIRECTORS SHALL CONTINUE TO OPERATE EVEN WHEN ITS TERM HAS CONCLUDED

UNTIL A NEW ELECTION IS HELD.

EIGHTH ARTICLE

SESSIONS IN WHICH NONE OF ITS MEMBERS ARE PRESENT MAY BE HELD THROUGH WRITTEN, ELECTRONIC OR MEANS OF ANOTHER NATURE THAT PERMIT COMMUNICATION AND GUARANTEE THE AUTHENTICITY OF THE RESOLUTIONS. ANY DIRECTOR MAY OBJECT TO THE USE OF THESE PROCEDURES AND DEMAND THE HOLDING OF A SESSION IN WHICH ALL ARE PRESENT.

NINTH ARTICLE

THE BOARD OF DIRECTORS MAY APPOINT ONE OR MORE DIRECTORS TO RESOLVE OR PERFORM CERTAIN ACTS. THE DESIGNATION MAY BE MADE FOR THEM TO ACT INDIVIDUALLY OR, IF THEY ARE TWO OR MORE, ALSO FOR THEM TO ACT AS A COMMITTEE.

THE PERMANENT DELEGATION OF SOME POWER OF THE BOARD OF DIRECTORS AND THE DESIGNATION

OF THE DIRECTORS THAT WILL EXERCISE IT WILL REQUIRE THE FAVORABLE VOTE OF TWO THIRDS OF THE MEMBERS OF THE BOARD OF DIRECTORS AND ITS RECORDING IN THE REGISTER.

IN NO CASE MAY THE RENDERING OF ACCOUNTS AND SUBMISSION OF FINANCIAL STATEMENTS TO THE GENERAL MEETING, NOR THE POWERS THAT IT MAY GRANT TO THE BOARD OF DIRECTORS BE DELEGATED, UNLESS THIS IS EXPRESSLY AUTHORIZED BY THE GENERAL MEETING.

TENTH ARTICLE

THE BOARD OF DIRECTORS HAS THE POWERS OF LEGAL REPRESENTATION AND OF MANAGEMENT THAT ARE REQUIRED FOR THE MANAGEMENT OF THE CORPORATION WITHIN ITS CORPORATE PURPOSE AND SHALL EXERCISE THE POWERS AND AUTHORITY THAT ARE NEEDED FOR ITS MANAGEMENT EXCEPT FOR THE POWERS RESERVED BY THE GENERAL CORPORATIONS ACT OR BY THE BY-LAWS TO THE GENERAL SHAREHOLDERS MEETING. THE MAIN

POWERS OF THE BOARD OF DIRECTORS ARE TO:

A)   CONDUCT AND MANAGE THE BUSINESS OF THE CORPORATION.
B)   CALL AN ANNUAL MANDATORY MEETING AND THE OTHER GENERAL MEETINGS.
C) SUBMIT TO THE SHAREHOLDERS MEETING THE ANNUAL REPORT, THE FINANCIAL STATEMENTS AND THE PROPOSAL FOR THE ALLOCATION OF PROFITS.
D)   ELECT ITS CHAIRMAN.
E)   APPOINT AND DISMISS THE MANAGER.
F) RESOLVE UPON THE ESTABLISHMENT OF REPRESENTATIONS AND OF BRANCH OFFICES AND AGENCIES IN PERU AND ABROAD DETERMINING THEIR CONDITIONS.
G)   ACCEPT THE RESIGNATION OF THE DIRECTORS.
H)   THE OTHERS THAT ARE STIPULATED BY THE LAW OR BY THE BYLAWS.

ELEVENTH ARTICLE

THE CORPORATION SHALL HAVE ONE OF MORE MANAGERS OR OFFICERS, WHETHER OR NOT THEY ARE SHAREHOLDERS, WHO WILL REPRESENT IT IN ALL THE MATTERS RELATED TO ITS PURPOSE.

THE MANAGERS AND OFFICERS SHALL BE APPOINTED BY THE BOARD OF DIRECTORS, ACCORDING TO ITS REQUIREMENTS OR BY THE GENERAL MANAGER, WHO MAY DELEGATE POWERS, AFTERWARDS REPORTING TO THE BOARD OF DIRECTORS. A RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS SHALL BE NEEDED FOR HIS DISMISSAL.

TWELFTH ARTICLE

THE GENERAL MANAGER EXECUTES ALL THE PROVISIONS OF THE MEETING AND OF THE BOARD OF DIRECTORS AND HAS THE JURIDICAL, COMMERCIAL AND ADMINISTRATIVE REPRESENTATION OF THE CORPORATION.

THE GENERAL MANAGER IS THE LEGAL REPRESENTATIVE OF THE CORPORATION AND IS AUTHORIZED TO REPRESENT IT WITHOUT ANY RESERVE OR RESTRICTION WHATSOEVER BEFORE ALL KINDS OF PUBLIC OR PRIVATE, JURIDICAL OR NATURAL PERSONS,

CIVIL, JUDICIAL, ADMINISTRATIVE, MUNICIPAL, POLITICAL, POLICE, CUSTOMS, PROSECUTING, SOCIAL SECURITY OR LABOR AUTHORITIES, HAVING ALL THE POWERS OF MANDATE IN ACCORDANCE WITH THE CIVIL CODE AND THE SPECIAL AND GENERAL POWERS OF ATTORNEY PROVIDED FOR IN ARTICLES 74 AND 75 OF THE CODE OF CIVIL PROCEDURE, AND IS ENTITLED TO PERFORM ALL ACTS OF DISPOSAL OF SUBSTANTIVE RIGHTS AND CLAIM, COUNTERCLAIM, ANSWER CLAIMS AND COUNTERCLAIMS, DESIST FROM PROCEEDINGS AND CLAIMS, ACCEPT CLAIMS, CONCILIATE, SETTLE, SUBMIT TO ARBITRATION THE CLAIMS THAT ARE OBJECTED TO WITHIN THE PROCEEDINGS, SUBSTITUTE OR DELEGATE PROCEDURAL REPRESENTATION AND PERFORM THE OTHER ACTS THAT ARE STIPULATED IN THE LAW. ALSO, IN LABOR MATTERS, HE MAY EXERCISE THE AUTHORITY PRESCRIBED IN THE LABOR PROCEDURAL ACT (LAW 26636) AND IN SUPREME DECREE 004-96-TR IN THE SOLE ORDERED TEXT OF LEGISLATIVE DECREE 728, LABOR TRAINING AND PROMOTION ACT (SUPREME DECREE 002-97-TR), SOLE ORDERED TEXT OF LEGISLATIVE DECREE 728, PRODUCTIVITY AND LABOR COMPETITIVENESS ACT

(SUPREME DECREE 003-97-TR) AND ITS REGULATIONS (SUPREME DECREE 001-96-TR) AS WELL AS THOSE CONTAINED IN THE COLLECTIVE LABOR RELATIONS ACT (DECREE LAW 25593) OR IN THE RULES THAT MAY SUPPLEMENT, REGULATE OR SUBSTITUTE FOR THOSE THAT HAVE BEEN INDICATED.

THIRTEENTH ARTICLE

THE POWERS OF THE GENERAL MANAGER, IN ADDITION TO ANY OTHER SPECIAL POWER THAT MAY BE GRANTED BY A RESOLUTION OF THE GENERAL SHAREHOLDERS MEETING ARE TO:

A)   OPEN AND CLOSE CURRENT ACCOUNTS IN BANKS AND CREDIT INSTITUTIONS;
B) DRAW AND ENDORSE CHECKS; DRAW, ACCEPT, REACCEPT, DISCOUNT, ENDORSE, NEGOTIATE, PROTEST AND EXECUTE BILLS OF EXCHANGE, VOUCHERS AND PROMISSORY NOTES AND ANY OTHER SECURITIES OR CREDIT DOCUMENTS;
C)   WITHDRAW DEPOSITS;
D)   OPEN AND CLOSE SAFETY DEPOSIT BOXES;

E)   GRANT CANCELLATIONS AND RECEIPTS;
F) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED REGULAR CONTRACTS OF THE CORPORATION, SUCH AS CONTRACTS FOR THE SALE OF CONCENTRATES, FOR A VALUE OF UP TO US$50,000,000.00 (FIFTY MILLION AND 00/100 AMERICAN DOLLARS) OR THEIR EQUIVALENT IN PERUVIAN CURRENCY OR FOR A MAXIMUM TERM OF ONE YEAR;
G) TAKE OUT INSURANCE, APPROVE AND AUTHORIZE ENDORSEMENTS AND APPENDIXES AS WELL AS COLLECT INDEMNITIES AND CLAIM LOSSES;
H) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED BARTER CONTRACTS, COLLATERAL, PRELIMINARY CONTRACTS, PURCHASE AND SALE OF REAL PROPERTY DESTINED FOR THE OPERATIONS OF THE CORPORATION FOR AN AMOUNT OF UP TO US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY;

I) NEGOTIATE, ENTER INTO, SIGN, AMEND CANCEL, ANNUL AND REGARD AS CONCLUDED LEASES OF PERSONAL PROPERTY FOR A VALUE OF UP TO US$ 100,000.00 (ONE HUNDRED THOUSAND AND 00/100 AMERICAN DOLLARS) OR THEIR EQUIVALENT IN PERUVIAN CURRENCY;
J) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL ANNUL AND REGARD AS CONCLUDED CONTRACTS FOR RENDERING SERVICES OF UP TO US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY; EXCEPT FOR THOSE DESTINED TO MANAGEMENT, ADMINISTRATION, DIRECTION OR OPERATION OF THE CORPORATION SERVICES;
K) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED TRANSPORTATION CONTRACTS FOR THE ACHIEVEMENT OF THE PURPOSES OF THE CORPORATION FOR UP TO US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT

    IN PERUVIAN CURRENCY; AND

L) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED ALL KINDS OF CIVIL OR COMMERCIAL CONTRACTS AND GENERALLY ALL KINDS OF CONTRACTS IN WHICH CORPORATION IS REQUIRED TO INTERVENE AND WHICH ARE NOT SPECIFICALLY INDICATED IN THE FOREGOING NUMERALS FOR UP TO US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY.

FOURTEENTH ARTICLE.

WITHOUT PREJUDICE TO THE PROVISIONS OF THE FOREGOING ARTICLE, THE GENERAL MANAGER OF THE CORPORATION, SIGNING JOINTLY WITH THE SPECIAL ATTORNEY THAT MAY BE NAMED FOR THESE PURPOSES BY THE GENERAL SHAREHOLDERS MEETING, MAY:

A) OPEN AND DISCOUNT LETTERS OF CREDIT OR LETTERS OF GUARANTY IN PERUVIAN OR FOREIGN CURRENCY;

B) APPLY FOR AND AGREE LOANS IN PERUVIAN OR FOREIGN CURRENCY; APPLY FOR AND AGREE CREDITS IN CURRENT ACCOUNTS, ADVANCES OR OVERDRAFTS, ENTER INTO ALL KINDS OF CREDIT OPERATIONS WITH OR WITHOUT SECURITY;

C) SIGN COMMERCIAL COLLATERAL CONTRACTS TO GUARANTEE LETTERS OF CREDIT AND OTHER OBLIGATIONS WITH BANKING AND FINANCIAL ENTITIES;

D) APPROVE THE GRANTING OF GUARANTEES OR THE ESTABLISHMENT OF CHARGES OR LIENS ON THE PROPERTIES OF THE CORPORATION IN PERUVIAN OR FOREIGN CURRENCY;

E) ENTER INTO AND SIGN FINANCIAL LEASING, LEASE BACK, FACTORING CONTRACTS AND GENERALLY ANY OTHER CONTRACT LINKED TO THE INTERESTS OF THE CORPORATION WITH BANKING AND FINANCIAL ENTITIES;

F) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND CONCLUDE LEASES OF PERSONAL PROPERTY FOR MORE THAN US$100,000.00 (ONE HUNDRED THOUSAND AND 00/100 AMERICAN

     DOLLARS), OR THEIR EQUIVALENT IN PERUVIAN CURRENCY AND REAL ESTATE FOR ANY AMOUNT;

G) ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND CONCLUDE CONTRACTS WITH COMPANIES ECONOMICALLY RELATED TO THE CORPORATION; CONTRACTS WITH COMPANIES INCLUDING THOSE IN THE CORPORATE ACTIVITIES OF THE STATE; AND EMPLOYMENT CONTRACTS AND OTHER ADDITIONAL BENEFITS THAT MAY BE AGREED UPON WITH THE GENERAL MANAGER, THE TECHNICAL MANAGER AND THE OPERATIONS MANAGER;

H) ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED CONTRACTS THAT IMPLY THE PURCHASE ON THE PART OF THE CORPORATION OF SHARES OR PARTICIPATIONS OF OTHER CORPORATIONS;

I) ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED CONTRACTS FOR RENDERING SERVICES FOR SUMS ABOVE US1'000,000.00 (ONE MILLION AND 00/100 AMERICAN DOLLARS) CONTRACTS FOR RENDERING SERVICES DESTINED

     TO THE MANAGEMENT, ADMINISTRATION, DIRECTION OR OPERATION OF THE
     CORPORATION;

J) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED BARTER CONTRACTS, COLLATERAL, PRELIMINARY CONTRACTS, PURCHASE AND SALE OF PERSONAL PROPERTY DESTINED FOR THE OPERATIONS OF THE CORPORATION FOR SUMS OF MORE THAN US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY;

K) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED LEASES OF PERSONAL PROPERTY FOR SUMS HIGHER THAN US$100,000.00 (ONE HUNDRED THOUSAND AND 00/100 AMERICAN DOLLARS), OR THEIR EQUIVALENT IN PERUVIAN CURRENCY;

L) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED TRANSPORTATION CONTRACTS FOR THE ACHIEVEMENT OF THE PURPOSE OF THE

     CORPORATION FOR SUMS OF MORE THAN US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY;

M) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED REGULAR CONTRACTS OF THE CORPORATION SUCH AS CONTRACTS FOR THE PURCHASE OF CONCENTRATES AND THE SALE OF METALS FOR AMOUNTS ABOVE US$50'000,000.00 (FIFTY MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY OR FOR TERMS OF MORE THAN ONE YEAR;

N) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND REGARD AS CONCLUDED ALL KINDS OF CIVIL OR COMMERCIAL CONTRACTS AND GENERALLY ALL KINDS OF CONTRACTS IN WHICH THE CORPORATION NEEDS TO INTERVENE AND WHICH ARE NOT SPECIFICALLY INDICATED IN THE ABOVE NUMERALS FOR AMOUNTS HIGHER THAN US1'000,000 (ONE MILLION AND 00/100 AMERICAN DOLLARS) OR ITS EQUIVALENT IN PERUVIAN CURRENCY;

FOURTH TITLE

FINANCIAL STATEMENTS AND ALLOCATION OF PROFITS

FIFTEENTH ARTICLE

ONCE THE FISCAL YEAR HAS CONCLUDED, THE BOARD OF DIRECTORS MUST DRAW UP THE ANNUAL REPORT, THE FINANCIAL STATEMENTS AND THE PROPOSAL FOR THE ALLOCATION OF THE PROFITS SHOULD THERE BE ANY. THESE DOCUMENTS SHOULD CLEARLY AND PRECISELY SHOW THE ECONOMIC AND FINANCIAL SITUATION OF THE CORPORATION, THE CONDITION OF ITS BUSINESS AND THE RESULTS ACHIEVED IN THE PAST FISCAL YEAR. THE FINANCIAL STATEMENTS MUST BE PLACED AT THE DISPOSAL OF THE SHAREHOLDERS SUFFICIENTLY IN ADVANCE TO BE SUBMITTED, IN ACCORDANCE WITH THE LAW, TO THE CONSIDERATION OF THE MANDATORY ANNUAL GENERAL MEETING.

SIXTEENTH ARTICLE

THE ALLOCATION OF DIVIDENDS AND OF CAPITAL PREMIUMS SHALL BE GOVERNED BY THE PROVISIONS OF THE GENERAL CORPORATIONS ACT.

FIFTH TITLE

GENERAL PROVISIONS
SEVENTEENTH ARTICLE

THE CORPORATION SHALL BE GOVERNED BY THE PROVISIONS OF THE GENERAL CORPORATIONS ACT WITH REGARD TO ITS DISSOLUTION AND LIQUIDATION.

EIGHTEENTH ARTICLE

THE DIFFERENCES THAT MAY ARISE BETWEEN THE SHAREHOLDERS AND BETWEEN THE SHAREHOLDERS AND THE CORPORATION SHALL BE SUBMITTED TO THE PROCEEDINGS AND THE UNAPPEALABLE VERDICT OF A COURT FORMED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE DESIGNATED BY EACH OF THE PARTIES THAT ARE IN CONFLICT AND THE OTHER BY THE ARBITRATORS DESIGNATED BY EACH OF THE AFOREMENTIONED PARTIES.


THE ARBITRATION SHALL BE PERFORMED IN ACCORDANCE WITH THE INTERNATIONAL ARBITRATION REGULATIONS OF THE NATIONAL AND INTERNATIONAL ARBITRATION CENTER OF THE CHAMBER OF COMMERCE

OF LIMA. THE RESOLUTION OF THE ARBITRATION COURT SHALL BE FINAL AND MAY NOT BE APPEALED.

NINETEENTH ARTICLE

THE CORPORATION SHALL BE FULLY GOVERNED BY THE GENERAL CORPORATIONS ACT OR THE RULES THAT MAY REPLACE IT FOR ALL MATTERS NOT PROVIDED FOR WITHIN THESE BY-LAWS.

2. ACCEPT THE RESIGNATION TO THE POSITION OF GENERAL MANAGER OF MR. ANGEL ALVAREZ ANGULO, THANKING HIM FOR THE SERVICES THAT HE HAS RENDERED TO THE CORPORATION AND APPOINT MR. KENNETH RICHARD BUCKLEY, WITH IMMIGRANT IDENTITY CARD No N-97767, OF AMERICAN NATIONALITY, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE
     REAL TRES, 9th FLOOR, SAN ISIDRO, AS THE NEW GENERAL MANAGER.

3. ACCEPT THE RESIGNATION TO THE POSITIONS OF DIRECTORS OF MESSRS. JUAN CARLOS BARCELLOS MILLA, ALFONSO ZUZUNAGA GUTIERREZ, LUIS HIROTA TANAKA, GERWER CAMPERO ELIAS, HERNAN

     NOPO ODAR AND OSWALDO HUNDSKOPF EXEBIO, THANKING THEM FOR THE SERVICES RENDERED TO THE CORPORATION.

THE CORPORATION ADDITIONALLY RESOLVED TO APPOINT A NEW BOARD OF DIRECTORS WHICH WILL CONSIST OF THREE MEMBERS AND WHICH WILL BE THE FOLLOWING:

- KENNETH RICHARD BUCKLEY, WITH IMMIGRANT IDENTITY CARD No N-97767, OF AMERICAN NATIONALITY, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO, WHO WILL ACT AS CHAIRMAN.

- ANTHONY WAYNE WORCESTER, AMERICAN, IDENTIFIED BY IMMIGRANT IDENTITY CARD No N-97937, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147,
     CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9thFLOOR, SAN ISIDRO;

-    JUAN CARLOS HUYHUA MAMANI, PERUVIAN, IDENTIFIED BY VOTER'S REGISTRATION
     CARD No

     10495170, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

4. APPOINT THE FOLLOWING PERSONS AS SPECIAL ATTORNEYS SO THAT IN ACCORDANCE WITH THE FOURTEENTH ARTICLE OF THE NEW BY-LAWS, THEY MAY EXERCISE THE SPECIAL POWERS THEREIN SPECIFIED:

- JAIME ZAVALA COSTA, IDENTIFIED BY VOTERS REGISTRATION CARD No 09176189, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 395, SAN ISIDRO;

- JORGE ANTONIO JARAMILLO CHIPOCO, PERUVIAN, IDENTIFIED BY VOTER'S REGISTRATION CARD No 08257915, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 395, SAN ISIDRO;

- RUTH ANABELI GONZALEZ VELAPATINO, IDENTIFIED BY VOTER'S REGISTRATION CARD No 09644142, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 395,
     SAN ISIDRO.

5.   GRANT SPECIAL POWERS OF ATTORNEY IN BANKING MATTERS TO THE FOLLOWING
     PERSONS:

CLASS A ATTORNEYS :

- KENNETH RICHARD BUCKLEY, AMERICAN, IDENTIFIED BY IMMIGRANT IDENTITY CARD No N-97767, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147,
     CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

- MARVIN K. KAISER, AMERICAN, IDENTIFIED BY AMERICAN PASSPORT No 152075471, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

- ANTHONY WAYNE WORCESTER, AMERICAN, IDENTIFIED BY IMMIGRANT IDENTITY CARD No N-97937, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147,
     CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

- KENNETH E. HECKER, AMERICAN, IDENTIFIED BY IMMIGRANT IDENTITY CARD No N-100471, DOMICILED

     AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

CLASS B ATTORNEYS:

- JUAN CARLOS HUYHUA MAMANI, PERUVIAN, IDENTIFIED BY VOTER'S REGISTRATION CARD No 10495170, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

- JUAN ALBERTO BEGAZO VIZCARRA, IDENTIFIED BY VOTER'S REGISTRATION CARD No 21256728, DOMICILED AT AV. MONTE DE LOS OLIVOS No 750, URB. PROLONGACION BENAVIDES, SURCO.

- EDGAR WILLY DELGADO ROSAS, PERUVIAN, IDENTIFIED BY VOTER'S REGISTRATION CARD No 10315629, DOMICILED AT LAS MANDARINAS No 151, APT. 205, RESIDENCIAL MONTERRICO, LA MOLINA.

- EMILIO ELIBERTO LEY ELIAS, PERUVIAN, IDENTIFIED BY VOTER'S REGISTRATION CARD No 08261942, DOMICILED AT CALLE CHARDIN No 123, APT.301, SAN BORJA.

CLASS C ATTORNEY:

- MR. HENRY ERIC PEITZ, AMERICAN, IDENTIFIED BY IMMIGRANT IDENTITY CARD No N-99670, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO.

THE CLASS A ATTORNEYS, ACTING INDIVIDUALLY AND WITH THEIR SOLE SIGNATURE MAY OPEN AND CLOSE ALL KINDS OF ACCOUNTS AND DEPOSITS IN ANY BANKING AND/OR FINANCIAL INSTITUTION; DEPOSIT AND WITHDRAW FUNDS IN ALL KINDS OF BANKING AND/OR FINANCIAL INSTITUTIONS; DRAW, ENDORSE, DEPOSIT AND CASH CHECKS AS WELL AS DRAW, DEPOSIT, ACCEPT, ENDORSE, PROVIDE AS COLLATERAL AS WELL AS DISCOUNT, PROTECT AND COLLECT BILLS OF EXCHANGE, SHORT-TERM MORTGAGE BONDS, PROMISSORY NOTES, VOUCHERS AND GENERALLY ALL CREDIT DOCUMENTS; AND GENERALLY PERFORM ALL KINDS OF OPERATIONS WITH INSTITUTIONS OF THE BANKING AND FINANCIAL SYSTEM.

NO ATTORNEY MAY, ACTING INDIVIDUALLY OR SIGNING WITH ANOTHER, APPLY FOR OR GRANT LOANS, OR APPLY FOR LETTERS OF GUARANTY OR GUARANTEES UNLESS HE HAS SPECIFIC AUTHORIZATION TO DO SO IN ACCORDANCE WITH THE BY-LAWS OR BY A RESOLUTION ADOPTED BY THE GENERAL SHAREHOLDERS MEETING.

 THE CLASS B ATTORNEYS MAY, WHEN TWO OF THEM
ARE JOINTLY SIGNING, SIGN CHECKS OF UP TO US$100,000.00 (ONE HUNDRED THOUSAND AMERICAN DOLLARS) OR THEIR EQUIVALENT IN NEW SOLES.

THE CLASS C ATTORNEY MAY, SIGNING JOINTLY WITH A CLASS B ATTORNEY, SIGN CHECKS OF UP TO US$100,000.00 (ONE HUNDRED THOUSAND AMERICAN DOLLARS) OR THEIR EQUIVALENT IN PERUVIAN CURRENCY.

ADDITIONALLY, BY HIS SOLE SIGNATURE, HE MAY: DEPOSIT AND WITHDRAW FUNDS FROM ALL KINDS OF BANKING AND/OR FINANCIAL INSTITUTIONS; DRAW, ENDORSE, DEPOSIT AND CASH CHECKS AS WELL AS DRAW, DEPOSIT, ACCEPT, ENDORSE, PROVIDE AS

COLLATERAL AS WELL AS DISCOUNT, PROTEST AND COLLECT, BILLS OF EXCHANGE, SHORT-TERM MORTGAGE BONDS, PROMISSORY NOTES, VOUCHERS AND GENERALLY ALL CREDIT DOCUMENTS; AND GENERALLY PERFORM ALL KINDS OF OPERATIONS WITH INSTITUTIONS OF THE BANKING AND FINANCIAL SYSTEM.

FINALLY, ANY CLASS A ATTORNEY SIGNING INDIVIDUALLY AND/OR THE CLASS C ATTORNEY SIGNING INDIVIDUALLY MAY: APPLY FOR AND NEGOTIATE WITH BANKING AND FINANCIAL INSTITUTIONS, FOR LETTERS OF GUARANTY FOR UP TO AN AMOUNT OF US$ 10'000,000.00 FOR THE PURPOSE OF GUARANTEEING TEMPORARY IMPORTS OF CONCENTRATES AND INPUTS.

     6. AUTHORIZE JUAN CARLOS HUYHUA MAMANI, PERUVIAN, IDENTIFIED BY VOTER'S REGISTRATION CARD No 10495170, DOMICILED AT AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO, SO THAT HE MAY:

A) REPRESENT THE CORPORATION SPECIFICALLY BEFORE DISCAMEC WITH REGARD TO THE USE OF EXPLOSIVES, TAKING ALL THE NECESSARY STEPS AND PROCEEDINGS WITH THAT ENTITY AND BEING ENTITLED TO SIGN ALL NECESSARY PUBLIC AND PRIVATE DOCUMENTS.

B) REPRESENT THE CORPORATION BEFORE THE ANTIDRUG BUREAU OF THE PERUVIAN NATIONAL POLICE (DINANDRO), THE MINISTRY OF INDUSTRY, TOURISM, INTEGRATION AND COMMERCIAL NEGOTIATIONS (MITINCI) AND/OR ANY OTHER PUBLIC BODY, TAKING THE NECESSARY STEPS AND PROCEEDINGS IN ACCORDANCE WITH THE LAW WITH REGARD TO THE CONTROLLED CHEMICAL INPUTS; BEING ENTITLED TO SIGN ALL PUBLIC AND PRIVATE DOCUMENTS RELATED TO THE PURCHASE OR PRODUCTION OF THOSE INPUTS, PARTICULARLY RELATED TO THEIR TRANSPORT, STORAGE, USE AND COMMERCIALIZATION.

7. AUTHORIZE ENGINEER ANGEL ALVAREZ ANGULO, TO SIGN ALL PUBLIC AND PRIVATE DOCUMENTS THAT

MAY BE NECESSARY TO IMPROVE THIS RESOLUTION ONCE THE CONTRACT FOR THE TRANSFER OF THE SHARES OF EMPRESA COBRIZA S.A. BETWEEN CENTROMIN AND DOE RUN MINING SRL. HAS BEEN SIGNED ON AUGUST 31, 1998 AS WELL AS TO TAKE ALL THE NECESSARY STEPS FOR ITS REGISTRATION IN THE RESPECTIVE PUBLIC REGISTERS.

8. SHOULD THE AFOREMENTIONED CONTRACT NOT BE SIGNED, THIS RESOLUTION SHALL NOT ENTER INTO FORCE AND ENGINEER ANGEL ALVAREZ ANGULO SHALL BE RELEASED FROM PERFORMING THE ABOVE OBLIGATION.

9. DISPENSE THIS RESOLUTION FROM THE PROCEDURE OF READING AND PRIOR APPROVAL OF THE MINUTES.

THE SESSION WAS SUSPENDED IN THIS ACT TO DRAFT THESE MINUTES, WHICH WERE READ OUT ONCE THE SESSION HAD BEEN REOPENED, BEING APPROVED AND SIGNED BY THE SHAREHOLDERS TOGETHER WITH THE SECRETARY, THE MEETING BEING ADJOURNED AT 12 HOURS.

TWO ILLEGIBLE SIGNATURES FOLLOW.

ANOTHER INSERT - CERTIFICATE

ACKNOWLEDGMENT OF THE FULFILLMENT OF THE SUSPENSIVE CONDITION.

EMPRESA MINERA DEL CENTRO DEL PERU S.A. , HEREINAFTER CENTROMIN, WITH SOLE TAXPAYER'S REGISTRATION NUMBER 10017653M REGISTERED IN ENTRY 1, FOLIO 423, VOLUME IV OF THE VOLUME OF CONTRACTUAL CORPORATIONS AND OTHER JURIDICAL PERSONS OF THE PUBLIC REGISTER OF MINING, REGIONAL REGISTRY OFFICE OF LIMA, DOMICILED AT AVENIDA JAVIER PRADO ESTE No 2155, DISTRICT OF SAN BORJA, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY ENGINEER CESAR POLO ROBILLIARD, IDENTIFIED BY VOTER'S REGISTRATION CARD NUMBER 10540500, AUTHORIZED BY A RESOLUTION OF THE BOARD OF DIRECTORS OF CENTROMIN NUMBER 54-A-98 DATED JULY 09, 1998; DOE RUN MINING S.R.L., WITH SOLE TAXPAYER'S REGISTER NUMBER 37708267, REGISTERED IN ENTRY 1, OF FILE NUMBER 143928 OF THE MERCANTILE REGISTER OF LIMA, WITH LEGAL DOMICILE AT VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO

EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO, DULY REPRESENTED BY MR. KENNETH E. HECKER, IDENTIFIED BY IMMIGRANT IDENTITY CARD NUMBER N-100471, AUTHORIZED IN ACCORDANCE WITH A POWER OF ATTORNEY REGISTERED IN ELECTRONIC ENTRY NUMBER 11017540 OF THE REGISTER OF JURIDICAL PERSONS OF LIMA; AND EMPRESA MINERA COBRIZA S.A., HEREINAFTER COBRIZA S.A., WITH SOLE TAXPAYER'S REGISTRATION NUMBER 33339909, REGISTERED IN ENTRY 1 OF FILE NUMBER 040356 OF THE BOOK OF CONTRACTUAL CORPORATIONS AND OTHER JURIDICAL ERSONS OF THE PUBLIC MINING REGISTER AND ON FILE NO. 131512 OF THE BOOK OF MERCANTILE CORPORATIONS OF THE REGISTER OF JURIDICAL PERSONS, DOMICILED AT AVENIDA JAVIER PRADO ESTE NUMBER 2175, SAN BORJA, REPRESENTED BY ENGINEER ANGEL ALVAREZ ANGULO, WITH VOTER'S REGISTRATION CARD NUMBER 07276927, AUTHORIZED BY RESOLUTION NUMBER 3-98 OF THE GENERAL SHAREHOLDERS MEETING DATED AUGUST 31, 1998.

CENTROMIN, DOE RUN MINING S.R.L. AND COBRIZA S.A. SHALL BE DESIGNATED AS THE DEPONENTS.

FIRST CLAUSE: BACKGROUND

1.1) THE EMPRESA MINERA COBRIZA S.A. WITH A FULLY SUBSCRIBED AND PAID UP CAPITAL
     STOCK OF S/.10,000.00, WAS INCORPORATED BY A PUBLIC DEED EXECUTED BEFORE THE NOTARY PUBLIC OF LIMA, DR. PERCY GONZALES VIGIL, DATED AUGUST 02,1996, DULY REGISTERED ON FILE NO. 132405 OF THE BOOK OF MERCANTILE COMPANIES OF THE REGISTER OF JURIDICAL PERSONS AND ON ENTRY 1 OF FILE 040356 OF THE BOOK OF CONTRACTUAL CORPORATIONS AND OTHER JURIDICAL PERSONS OF THE PUBLIC REGISTER OF MINING.

1.2) THE CAPITAL STOCK OF THE COMPANY WAS INCREASED TO THE SUM OF S/.
     80'869,816.00 BY A PUBLIC DEED DATED AUGUST 3, 1998, EXECUTED BEFORE THE NOTARY PUBLIC OF LIMA, MARIO CESAR ROMERO VALDIVIESO, WHICH WAS REGISTERED IN ENTRY NUMBER 3 OF FILE NUMBER 40356 OF THE REGISTER OF NATURAL AND JURIDICAL PERSONS OF THE PUBLIC REGISTER OF MINING.

1.3) THE CORPORATE BY-LAWS OF THE COMPANY WERE TOTALLY AMENDED, THE NEW
     MEMBERS OF THE BOARD OF DIRECTORS WERE DESIGNATED, THE NEW GENERAL MANAGER WAS APPOINTED, SPECIAL ATTORNEYS WERE APPOINTED AND SPECIAL POWERS OF ATTORNEY WERE GRANTED BY MEANS OF RESOLUTION NUMBER 3-98 OF THE GENERAL SHAREHOLDERS MEETING OF COBRIZA S.A., DATED AUGUST 31, 1998. THIS RESOLUTION WAS CONDITIONED TO THE SIGNING OF THE CONTRACT FOR THE TRANSFER OF SHARES OF EMPRESA MINERA COBRIZA S.A. BETWEEN CENTROMIN AND DOE RUN MINING SRL., HEREINAFTER THE CONTRACT.

SECOND CLAUSE: ACKNOWLEDGMENT

THE DEPONENTS ACKNOWLEDGE BY THESE PRESENTS THAT THE CONTRACT WAS SIGNED ON AUGUST 31, 1998, THE SUSPENSIVE CONDITION OF TOTAL AMENDMENT OF THE CORPORATE BY-LAWS, DESIGNATION OF NEW MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF THE NEW GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS AND GRANTING OF SPECIAL

POWERS OF ATTORNEY MENTIONED IN NUMERAL 1.3 HAS BEEN FULFILLED AND THEREFORE THE TOTAL AMENDMENT OF THE CORPORATE BY-LAWS, DESIGNATION OF NEW MEMBERS OF THE BOARD OF DIRECTORS, APPOINTMENT OF THE NEW GENERAL MANAGER, APPOINTMENT OF SPECIAL ATTORNEYS AND GRANTING OF SPECIAL POWERS OF ATTORNEY MENTIONED IN NUMERAL 1.3 TAKEN THEIR LEGAL EFFECT.

THIRD CLAUSE: REGISTRATION IN THE PUBLIC REGISTERS.

THE DEPONENTS EXECUTE THESE PRESENTS IN ACCORDANCE WITH ARTICLE 62o OF THE REGULATIONS FOR REGISTRATION IN THE PUBLIC REGISTRIES.

PLEASE ADD, MR. NOTARY THE OTHER MATTERS REQUIRED BY LAW.

LIMA, AUGUST THIRTY FIRST, NINETEEN HUNDRED AND NINETY EIGHT.

SIGNED: CESAR AUGUSTO POLO ROBILLIARD, ON BEHALF OF EMPRESA MINERA DEL CENTRO DEL PERU S.A.

SIGNED: KENNETH E. HECKER, ON BEHALF OF DOE RUN MINING S.R.L.

SIGNED: ANGEL ALVAREZ ANGULO, ON BEHALF OF EMPRESA MINERA COBRIZA S.A.

INSERT: CERTIFICATE

ANIBAL CORVETTO ROMERO, NOTARY - ATTORNEY-AT-LAW OF LIMA, CERTIFIES: THAT HE HAS BEFORE HIM THE BOOK DESIGNATED AS: "MINUTES OF THE BOARD OF DIRECTORS No 24", THAT BELONGS TO THE FIRM NAME: EMPRESA MINERA DEL CENTRO DEL PERU S.A. "CENTROMIN PERU S.A.". LEGALIZED BEFORE NOTARY MARIO CESAR ROMERO VALDIVIESO, DATED APRIL SIX, NINETEEN HUNDRED AND NINETY EIGHT, REGISTERED UNDER NUMBER 261-98 AND I HAVE VERIFIED THAT ON FOLIO NINETY FOUR AND FOLLOWING, THE MINUTES OF A SESSION OF THE BOARD OF DIRECTORS APPEAR AND ARE DULY SIGNED, WHOSE LITERAL DRIFT IN ITS RELEVANT PART THAT I HAVE BEEN ASKED TO TRANSCRIBE IS AS FOLLOWS:

EMPRESA MINERA DEL CENTRO DEL PERU S.A.

CENTROMIN PERU S.A.

MINUTES OF THE SESSION OF THE BOARD OF DIRECTORS

SESSION No 13-98

DATE: LIMA, JULY 09, 1998

BEGAN: 13:00 HOURS

ENDED: 18:00 HOURS

QUORUM: THE QUORUM REQUIRED BY THE REGULATIONS

PRESENT:

CHAIRMAN: ENGINEER JORGE MERINO TAFUR

MEMBERS: ENGINEER ALFONSO ZUZUNAGA GUTIERREZ

ENGINEER LUIS HIROTA TANAKA

ENGINEER GERWER CAMPERO ELIAS

DR. OSWALDO HUNSKOPF EXEBIO

DR. HERNAN NOPO ODAR

OFFICERS: ENGINEER ANGEL ALVAREZ

GENERAL MANAGER

ENGINEER ALBERTO PEREZ

MANAGER OF ENVIRONMENTAL AFFAIRS

ENGINEER MIGUEL CORTEZ

COORDINATOR OF ENVIRONMENTAL AFFAIRS  PROJECTS

ENGINEER JUAN YUPANQUI

COORDINATOR OF ENVIRONMENTAL AFFAIRS PROJECTS - LA OROYA

ENGINEER CARLOS LLAJA

COORDINATOR OF ENVIRONMENTAL AFFAIRS PROJECTS - CERRO DE PASCO

DR. JUAN JOSE HARO

ARTHUR ANDERSEN

DR. LUIS GUTIERREZ ADRIANZEN

SECRETARY GENERAL

(.....)

D.   AGENDA OF THE MEETING

(....)

3.   CONTRACT FOR TRANSFER OF THE COBRIZA S.A. SHARES

RESOLUTION No 54-A-98

CONSIDERING:

THAT HAVING AWARDED TO A BIDDER FROM THE INTERNATIONAL PUBLIC TENDER PRI-31-98, PROMOTION OF PRIVATE INVESTMENT IN THE COBRIZA PRODUCTION

UNIT, IT HAS BECOME NECESSARY TO FORMALIZE THIS AWARD.

IN ACCORDANCE WITH NUMERAL 2 OF RESOLUTION NUMBER 03-96 OF THE GENERAL MEETING OF CENTROMIN PERU S.A., DATED MAY 30, 1996, IN ACCORDANCE WITH SECTION "M" OF
ARTICLE 40 OF THE BY-LAWS OF "CENTROMIN PERU S.A." APPROVED BY SUPREME DECREE NUMBER 019-82-EM/VM.

IT WAS UNANIMOUSLY RESOLVED:

1. TO AUTHORIZE ENGINEER CESAR POLO ROBILLIARD ON BEHALF OF CENTROMIN PERU S.A. TO SIGN THE CONTRACT FOR THE TRANSFER OF THE SHARES OF EMPRESA MINERA COBRIZA S.A.

2. TO AUTHORIZE THE SAME ENGINEER TO SIGN THE CONTRACTS FOR THE TRANSFER OF THE SHARES OF COBRIZA S.A. THAT MAY BE PURCHASED BY THE WORKERS OF CENTROMIN PERU S.A.

3. TO AUTHORIZE THE SAME ENGINEER TO SIGN THE DOCUMENTS THAT MAY BE NECESSARY TO IMPROVE THIS RESOLUTION PRIOR COMPLIANCE WITH THE

ADMINISTRATIVE AND LEGAL PROVISIONS THAT APPLY TO THIS MATTER.

HAVING NOTHING FURTHER TO DEAL WITH THE SESSION WAS ADJOURNED.

SIX ILLEGIBLE SIGNATURES FOLLOW.

ANOTHER INSERT: ARTICLE SEVENTY FOUR OF THE CODE OF CIVIL PROCEDURE.

ARTICLE 74 DEG. - GENERAL POWERS. JUDICIAL REPRESENTATION CONFERS UPON THE REPRESENTATIVE THE GENERAL POWERS AND AUTHORITY THAT CORRESPOND TO THE ONE WHO IS REPRESENTED, EXCEPT FOR THOSE FOR WHICH THE LAW REQUIRES SPECIFIC POWERS OF ATTORNEY. THE REPRESENTATION SHALL BE UNDERSTOOD TO BE GRANTED FOR THE ENTIRE PROCEEDINGS OR EVEN FOR THE EXECUTION OF THE SENTENCE AND THE COLLECTION OF COSTS AND EXPENSES LEGITIMIZING THE REPRESENTATIVE FOR HIS INTERVENTION IN THE PROCEEDINGS AND THE PERFORMANCE OF ALL THE ACTS OF THE SAME, EXCEPT FOR THOSE WHICH REQUIRE THE PERSONAL AND DIRECT INTERVENTION OF THE PERSON WHO IS BEING REPRESENTED.

ANOTHER INSERT: ARTICLE SEVENTY FIVE OF THE CODE OF CIVIL PROCEDURE

ARTICLE 75 DEG. - SPECIAL POWERS OF ATTORNEY.- THE GRANTING OF SPECIAL
POWERS OF ATTORNEY IS REQUIRED TO PERFORM ALL THE ACTS OF DISPOSAL OF SUBSTANTIVE RIGHTS AND TO CLAIM, COUNTERCLAIM, RESPOND TO CLAIMS AND COUNTERCLAIMS, DESIST FORM PROCEEDINGS AND FROM THE CLAIM, CONCILIATE, SETTLE, SUBMIT TO ARBITRATION CLAIMS THAT ARE OBJECTED TO IN THE PROCEEDINGS, SUBSTITUTE OR DELEGATE PROCEDURAL REPRESENTATION AND FOR ALL OTHER ACTS INDICATED IN THE LAW.

CONCLUSION

ONCE THE DOCUMENT HAD BEEN FORMALIZED, I INSTRUCTED THE GRANTOR OF ITS OBJECT AND RESULTS, AND ALL OF IT WAS READ OUT BY THE GRANTOR AS I ATTEST AFTER WHICH HE ASSERTED AND RATIFIED ITS CONTENTS AND PROCEEDED TO SIGN IT

BEFORE ME, ALL OF WHICH I ATTEST, CERTIFYING THAT THIS DEED BEGINS IN FOLIO SERIES NUMBER 4283439 AND CONCLUDES IN FOLIO SERIES NUMBER: 4283428 OVERLEAF, ALL OF WHICH I ATTEST.

SIGNED: ANGEL ALVAREZ ANGULO, ON BEHALF OF EMPRESA MINERA COBRIZA S.A.

THE SIGNING OF THIS DEED CONCLUDES ON AUGUST THIRTY FIRST, NINETEEN HUNDRED AND NINETY EIGHT.

BEFORE ME: ANIBAL CORVETTO ROMERO, ATTORNEY-AT-LAW, NOTARY OF THIS CAPITAL CITY.

AGREES: THIS CERTIFIED COPY WITH THE ORIGINAL DEED IT REFERS TO WHICH APPEARS ON FOLIO FORTY THOUSAND TWENTY OF MY REGISTER OF PUBLIC DEEDS WHICH BELONGS TO THIS TWO YEAR PERIOD AND UPON REQUEST OF THE INTERESTED PARTY THIS CERTIFIED COPY IN NINETEEN USEFUL SHEETS IS ISSUED, THE SAME WHICH I SEAL, INITIAL AND SIGN IN THE CITY OF LIMA, ON THE ELEVENTH DAY OF THE MONTH OF SEPTEMBER, NINETEEN HUNDRED AND NINETY EIGHT.

(Signed) ANIBAL CORVETTO ROMERO
         NOTARY-ATTORNEY-AT-LAW

         LIMA PERU

REGISTRATION: THE RESOLUTION OF THE GENERAL SHAREHOLDERS MEETING OF EMPRESA MINERA COBRIZA S.A. BY WHICH ITS CORPORATE BY-LAWS ARE TOTALLY AMENDED, A NEW BOARD OF DIRECTORS IS DESIGNATED, THE APPOINTMENT OF A GENERAL MANAGER IS MADE IN FAVOR OF KENNETH RICHARD BUCKLEY, SPECIAL ATTORNEYS ARE APPOINTED AND SPECIAL POWERS ARE GRANTED, IS REGISTERED IN ENTRY 07 OF FILE No 40356 OF THE BOOK OF CONTRACTUAL CORPORATIONS AND OTHER JURIDICAL PERSONS OF THE PUBLIC REGISTER OF MINING OF LIMA (SEPTEMBER 17, 1998)

LIMA, SEPTEMBER 23, 1998.

(Signed) ANIBAL CORVETTO ROMERO
         NOTARY-ATTORNEY-AT-LAW
         LIMA PERU